May 1, 2013, as revised August 28, 2013

WESTERN ASSET FUNDS, INC.

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset Enhanced Equity Fund

Western Asset Global Government Bond Fund

Western Asset Global Multi-Sector Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Total Return Unconstrained Fund

Fund	Class	Ticker Symbol
Western Asset Core Bond Fund	A	WABAX
	C	WABCX
	C1	LWACX
	FI	WAPIX
	R	WABRX
	I	WATFX
	IS	WACSX

Western Asset Core Plus Bond Fund	A	WAPAX
	C	WAPCX
	C1	LWCPX
	FI	WACIX
	R	WAPRX
	I	WACPX
	IS	WAPSX

Western Asset Enhanced Equity Fund	A	—
	C	—
	FI	—
	R	—
	I	—
	IS	—

Western Asset Global Government Bond Fund	A	WAOAX
	C	WAOCX
	FI	—
	R	WAORX
	I	WAFIX
	IS	WAOSX

Western Asset Global Multi-Sector Fund	A	WALAX
	C	WALCX
	FI	WGMFX
	R	WALRX
	I	WGMIX
	IS	WGMSX

Fund	Class	Ticker Symbol
Western Asset High Yield Fund	A	WAYAX
	C	WAYCX
	FI	WAHFX
	R	WAYRX
	I	WAHYX
	IS	WAHSX

Western Asset Inflation Indexed Plus Bond Fund	A	WAFAX
	C	WAFCX
	C1	LWICX
	FI	WATPX
	R	WAFRX
	I	WAIIX
	IS	WAFSX

Western Asset Intermediate Bond Fund	A	WATAX
	C	WATCX
	FI	WAIFX
	R	WATRX
	I	WATIX
	IS	WABSX

Western Asset Total Return Unconstrained Fund	A	WAUAX
	C	WAUCX
	FI	WARIX
	R	WAURX
	I	WAARX
	IS	WAASX

100 International Drive

Baltimore, Maryland 21202

1-877-721-1926

Statement of Additional Information

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectuses of Western Asset Core Bond Fund, Western Asset Core Plus Bond Fund, Western Asset Enhanced Equity Fund, Western Asset Global Multi-Sector Fund, Western Asset High Yield Fund, Western Asset Inflation Indexed Plus Bond Fund, Western Asset Intermediate Bond Fund, Western Asset Global Government Bond Fund and Western Asset Total Return Unconstrained Fund (the “funds”, each a “fund”) dated May 1, 2013, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectuses.

The funds are each a series of Western Asset Funds, Inc. (the “Corporation”), a Maryland corporation. The Corporation is an open-end management investment company. The Corporation currently consists of ten separate professionally managed investment portfolios. This SAI relates only to the funds.

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The funds’ Prospectuses and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into agreements with the funds’ distributor to sell shares of the funds (each called a “Service Agent”), by writing the Corporation at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the funds’ sole and exclusive distributor.

Definitions

“Adviser” means the investment advisory firm that manages a fund’s assets. Western Asset, WAML, Western Singapore and Western Japan are each Advisers.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” means Western Asset Funds, Inc., a Maryland corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Corporation’s shares. LMIS is the Corporation’s Distributor.

“Exchange” means the New York Stock Exchange.

“Fundamental Investment Limitation” means an investment limitation of a fund that may be changed only with the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the relevant fund or (b) 67% or more of the shares of the relevant fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that fund are represented at the meeting in person or by proxy. Only those policies or limitations expressly designated as such are fundamental investment limitations. All other policies and restrictions may be changed without shareholder approval.

“Independent Director” means a Director of the Corporation who is not an “interested person” (as defined in the 1940 Act) of the Corporation.

“Legg Mason” means Legg Mason, Inc.

“LMIS” means Legg Mason Investor Services, LLC.

“Manager” means Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, NY 10018.

“1940 Act” means the Investment Company Act of 1940, as amended.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and Standard & Poor’s (“S&P”).

“SEC” means the Securities and Exchange Commission.

“Service Agents” means banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund.

“12b-1 Director” means a Director of the Corporation who is an Independent Director and who has no direct or indirect financial interest in the operation of the Corporation’s 12b-1 Plans or any agreements related to the 12b-1 Plans (including the Corporation’s Underwriting Agreement).

“12b-1 Plans” means the Corporation’s distribution and shareholder services plans.

“WAML” means Western Asset Management Company Limited, 10 Exchange Place, London, England. WAML is the Adviser to the Western Asset Global Government Bond Fund and to the non-U.S. dollar denominated portion (if any) of each of the Western Asset Core Plus Bond Fund, the Western Asset Global Multi-Sector Fund, the Western Asset Inflation Indexed Plus Bond Fund and the Western Asset Total Return Unconstrained Fund.

“Western Asset” means Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101. Western Asset is the Adviser to each fund other than the Western Asset Global Government Bond Fund.

“Western Singapore” means Western Asset Management Company Pte. Ltd. in Singapore, 1 George Street #23-01, Singapore 049145. Western Singapore is the Adviser to each of the Western Asset Core Plus Bond Fund, Western Asset Global Government Bond Fund, Western Asset Inflation Indexed Plus Bond Fund and Western Asset Total Return Unconstrained Fund.

“Western Japan” means Western Asset Management Company Ltd in Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chrome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Japan is the Adviser to each of the Western Asset Core Plus Bond Fund, Western Asset Global Government Bond Fund, Western Asset Inflation Indexed Plus Bond Fund and Western Asset Total Return Unconstrained Fund.

Additional Information about Investment Limitations and Policies

Each fund has adopted certain fundamental investment limitations that are set forth below.

The Western Asset Core Bond Fund may not:

(1) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

(2) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason.

(3) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under federal securities laws.

(4) Purchase or sell real estate, provided that the fund may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts.

(5) Invest in oil, gas or mineral-related programs or leases, provided that the fund may invest in securities issued by companies that engage in such activities.

In addition, the Western Asset Core Bond Fund may:

(6) Purchase or sell commodities, commodity contracts, futures contracts, options, and forward contracts to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules regulations or orders may be amended from time to time.

(7) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Other than the Western Asset Core Bond Fund, each fund may (except as noted below):

(1) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(2) Not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry. (This does not apply to Western Asset Intermediate Bond Fund.)

(3) Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. (This does not apply to Western Asset Intermediate Bond Fund.)

(4) Purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

In addition, the Western Asset Intermediate Bond Fund may not:

(5) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

(6) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason.

(7) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under federal securities laws.

Additional Information

The foregoing fundamental limitations of each fund may be changed only by a “vote of a majority of the outstanding voting securities” of the fund, a term defined in the 1940 Act to mean the vote (1) of 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy, or (2) of more than 50% of the outstanding shares of the fund, whichever is less. Unless otherwise stated, all policies and limitations of the funds other than the foregoing are non-fundamental and can be changed by the Corporation’s Board of Directors without shareholder approval.

With respect to fundamental investment limitations numbered (1) through (4) of each fund, other than the Western Asset Core Bond Fund, and fundamental investment limitations numbered (6) and (7) of the Western Asset Core Bond Fund, the fundamental investment limitations set forth above limit a fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As such, these limitations of the 1940 Act will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought for such changes.

Fundamental Investment Restriction (1) (Restriction (7) for the Western Asset Core Bond Fund). Under the 1940 Act, a fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). Borrowing by a fund allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on a fund’s net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. A fund may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a fund may only make loans if expressly permitted to do so by the fund’s investment policies, and a fund may not make loans to persons who control or are under common control with the fund. Thus, the 1940 Act effectively prohibits a fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The funds may, however, make other loans which could expose shareholders to additional risks, such as the failure of the other party to repay the loan. Each fund retains the flexibility to make loans to the extent permitted by its investment policies.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, securities loans, credit default swaps, forward roll transactions, futures contracts, the purchase of securities on margin, short sales, the writing of options on portfolio securities, or certain other derivatives may be considered senior securities unless appropriate steps are taken to segregate a fund’s assets or otherwise cover its obligations. To the extent a fund covers its commitment under such instruments, including by segregation of liquid assets, entering into offsetting transactions or owning positions covering its obligations, such instruments will not be considered a “senior security” by the fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund. Although this SAI describes certain permitted methods of segregating assets or otherwise “covering” such transactions for these purposes, such descriptions are not complete. The fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Fundamental Investment Restriction (2). “Concentration” is interpreted under the 1940 Act to mean investment of 25% or more of a fund’s total assets in a single industry. If a fund were to “concentrate” its investments in a particular industry, investors would be exposed to greater risks because the fund’s performance would be largely dependent on that industry’s performance. None of the funds has reserved the right to concentrate in any industry. For purposes of this limitation, the funds do not consider certificates of deposit or banker’s acceptances issued by domestic branches of U.S. or non-U.S. banks to be in a single industry. If, in the future, these instruments are considered to be in the same industry, the funds reserve the freedom of action to concentrate in such an industry. Each fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of technology issuers). This fundamental investment restriction does not apply to Western Asset Intermediate Bond Fund.

Fundamental Investment Restriction (3). The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets. This fundamental investment restriction does not apply to Western Asset Intermediate Bond Fund.

Fundamental Investment Restriction (4) (Restriction 6 for the Western Asset Core Bond Fund). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the funds would make such investments, other than the use of futures contracts or related options, options, forward contracts and certain real estate-related instruments as explained in the Prospectus and this SAI. Each fund, however, may consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

Unless otherwise indicated, all limitations applicable to a fund’s investments (as stated in the Prospectus or in this SAI) apply only at the time a transaction is entered into. For example, any subsequent change in a rating assigned by any NRSRO to a security (or, with respect to an unrated security, any subsequent change in an Adviser’s judgment of such security’s quality), or change in the percentage of a fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the fund’s investment portfolio, resulting from market fluctuations or other changes in the fund’s total assets, will not require the fund to dispose of an investment. In the event that NRSROs assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time (which may be the higher of the several assigned ratings), except as described in the Prospectus. The terms “debt,” “bonds” and “fixed income securities” are used in this SAI interchangeably, and, where used, are not intended to be limiting.

Certain Non-Fundamental Investment Limitations

As a non-fundamental limitation, each of the Western Asset Core Bond, Western Asset Core Plus Bond and Western Asset Intermediate Bond Funds, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities.

As a non-fundamental limitation, Western Asset Enhanced Equity Fund intends to: Under normal market conditions, invest substantially all of its net assets in S&P 500 derivatives, backed by a portfolio of fixed income securities.

As a non-fundamental limitation, Western Asset High Yield Fund intends to: Under normal market conditions, invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset.

As a non-fundamental limitation, Western Asset Inflation Indexed Plus Bond Fund intends to: Under normal market conditions, invest at least 80% of its net assets in inflation-indexed fixed income securities.

As a non-fundamental limitation, Western Asset Global Government Bond Fund intends to: Under normal market conditions, invest at least 80% of its net assets in the debt and fixed income securities issued by the U.S. government and non-U.S. governments and related agencies and instrumentalities. These securities can be denominated in either U.S. dollars or non-U.S. currencies.

To the extent required by applicable law, each of the Core Bond, Core Plus Bond, High Yield, Inflation Indexed Plus Bond, Intermediate Bond and Global Government Bond Funds may not change its policy to invest at least 80% of its net assets in the type of securities noted above (“Name Investments”) unless it provides shareholders with at least 60 days’ written notice of such change. To the extent required by applicable law, the Enhanced Equity Fund may not change its policy to invest substantially all of its net assets in Name Investments unless it provides shareholders with at least 60 days’ written notice of such change. For purposes of these limitations only, net assets include the amount of any borrowing for investment purposes. For purposes of the non-fundamental investment restrictions set forth above, a fund will consider an instrument, including a synthetic instrument, to be a Name Investment if, in the judgment of an Adviser, it has economic characteristics similar to a Name Investment. For example, a fund will consider an instrument, including a synthetic instrument, to be a fixed-income security if, in the judgment of an Adviser, it has economic characteristics similar to fixed-income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, forward roll transactions and cash equivalents. In addition, a fund will consider repurchase agreements secured by obligations of the U.S. Government and its agencies and instrumentalities to be obligations of the U.S. Government and its agencies and instrumentalities for these purposes.

Core Bond currently anticipates that it will generally only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the subadviser). These securities are known as “investment grade securities.” Securities rated below investment grade (i.e., securities rated below Baa/BBB) are commonly known as “junk bonds” or “high yield securities.” Currently, the only circumstance in which Core Bond would purchase securities that are rated below investment grade would be in connection with the purchase by the fund of substantially all of the assets of, or a merger with, another registered investment company. The continued holding of a security downgraded below its rating at the time of purchase will be evaluated on a case by case basis. As a result, the fund may from time to time hold debt securities that are rated below investment grade in excess of the amounts described in its investment limitations. To the extent not addressed above or in the fund’s prospectus, in the event that NRSROs assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security’s quality and risk at that time. Rating categories may include sub-categories or gradations indicating relative standing.

Additional Information about Securities, Investment Techniques and Related Risks

In addition to the principal investment strategies and the principal risks described in the Prospectus, each fund may employ other investment practices and may be subject to other risks, some of which are described below. Unless a strategy or policy described below is specifically prohibited by applicable law or by the investment restrictions explained in the Corporation’s Prospectus or elsewhere in this SAI, a fund may engage in each of the practices listed below.

Non-U.S. Securities

Investing in the securities of issuers in any non-U.S. country, or in securities denominated in a non-U.S. currency, involves special risks and considerations not typically associated with investing in U.S. issuers or U.S. dollar denominated securities. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning non-U.S. issuers than is available concerning U.S. issuers. Additionally, purchases and sales of non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes and tax withholding. Non-U.S. securities generally exhibit greater price volatility and a greater risk of illiquidity.

To the extent a fund purchases securities denominated in a non-U.S. currency, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the fund’s assets and the fund’s income available for distribution. In addition, a fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a non-U.S. currency declines after a fund’s income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

The relative performance of various countries’ securities markets historically has reflected wide variations relating to the unique characteristics of each country’s economy. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in non-U.S. countries.

In general, non-U.S. securities purchased by a fund may be listed on non-U.S. exchanges, traded over-the-counter or purchased in private transactions. Transactions on non-U.S. exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions. There is less government supervision and regulation of exchanges and brokers in many non-U.S. countries than in the United States. Additional costs associated with an investment in non-U.S. securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of non-U.S. currency conversions.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in non-U.S. currencies or that are traded in non-U.S. markets, or to securities of U.S. issuers having significant non-U.S. operations.

Emerging Market Issuers. The risks of non-U.S. investment, described above, are greater for investments in emerging market issuers, and such investments should therefore be considered speculative. Debt securities of governmental and other issuers in emerging market countries will typically be rated below investment grade or be of comparable quality. For more information about lower-rated securities, see “Debt and Fixed Income Securities—Lower-Rated Securities” below.

The funds consider a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. For purposes of their investment limitations, Western Asset Total Return Unconstrained Fund and Western Asset Inflation Indexed Plus Bond Fund will consider debt obligations of corporate and governmental issuers in emerging market countries (including “Brady Bonds”, bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, and emerging market loans) to be “emerging market securities.”

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Emerging market countries may experience substantial rates of inflation or deflation. Inflation, deflation and rapid fluctuations in such rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or deflation or mitigate their effects, inflation and deflation may continue to have significant effects both on emerging market countries and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Economies in emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of non-U.S. dollar denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of non-U.S. exchange earnings. Hedging instruments are not typically available with respect to investments in emerging market countries and, to the extent they are available, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) would make it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its non-U.S. exchange reserves, it may increase restrictions on the outflow of any non-U.S. exchange. Repatriation is ultimately dependent on the ability of a fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the supply of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. In such a case, a fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of non-U.S. exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price that may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization, and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of an emerging market country’s securities markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of non-U.S. investment policies now occurring in some emerging market countries and adversely affect existing investment opportunities.

Some emerging markets have different settlement and clearance procedures, which, for example, may not call for delivery of a security to a fund until well after the fund has paid for such security. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause that fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s portfolio securities in such markets may not be readily available.

Sovereign Debt Securities. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Depositary Receipts. American Depositary Receipts, or “ADRs,” are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A non-U.S. issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the non-U.S. issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in a non-U.S. currency. The funds may also invest in similar non-U.S. instruments issued by non-U.S. banks or trust companies such as “GDRs” and “EDRs.” EDRs are non-U.S. dollar denominated receipts similar to ADRs, are issued and traded in Europe and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. For purposes of its investment policies, each fund will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

Options, Futures and Other Financial Instruments

General. Certain of the funds may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, structured notes, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to attempt to enhance their return or yield or to attempt to hedge their investments. Except as otherwise provided in the Prospectus or SAI or by applicable law, a fund may purchase and sell any type of Financial Instrument.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors. Except as otherwise provided in the Prospectus or SAI or by applicable law, a fund may use Financial Instruments for any purpose, including non-hedging purposes.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations. See “Additional Tax Information.”

In addition to the instruments, strategies and risks described below, the Advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisers may utilize these opportunities to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon an Adviser’s ability to predict movements of the overall securities, currency, commodities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments or other economic measures (collectively, “Instruments”) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged Instrument, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the Instrument being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. A fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying Instruments, even if the underlying Instruments match a fund’s investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying Instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s positions in

Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its Adviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, a fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5) A fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.

(6) Use of Financial Instruments by a fund could expose the fund to the effects of leverage, which could increase the fund’s exposure to market conditions and magnify potential losses.

Additional Risks of Financial Instruments Traded on Non-U.S. Exchanges. Financial Instruments may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, non-U.S. securities. The value of such positions also could be adversely affected by (1) other complex non-U.S. political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the funds’ ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying Instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying Instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. The funds may purchase and sell both put options and call options on a variety of underlying Instruments, including, but not limited to, specific securities, securities indexes, commodities indexes, futures contracts and foreign currencies.

Each fund can use both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A fund may purchase call options for any purpose. For example, a call option may be purchased by a fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of an Instrument on a more limited risk basis than would be possible if the Instrument itself were purchased. In the event of a decline in the price of the underlying Instrument, use of this strategy would serve to limit the fund’s potential loss to the option premium paid; conversely, if the market price of the underlying Instrument increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

A fund may purchase put options for any purpose. For example, a put option may be purchased by a fund as a short hedge. The put option enables a fund to sell the underlying Instrument at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying Instrument is higher than the exercise price of the put option, any profit the fund realizes on the sale of the Instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss as a result of writing options. For example, if the market price of the Instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged Instrument would be offset to the extent of the premium received for writing the option. However, if the underlying Instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the underlying Instrument at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying Instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the underlying Instrument at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying Instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying Instrument, the historical price volatility of the underlying Instrument and general market conditions.

Each fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options. Options offer large amounts of leverage, which will result in a fund’s net asset value being more sensitive to changes in the value of the related instrument. Each fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Each fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying Instrument. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities, commodities, futures contracts or other investments. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying Instruments. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of Instruments similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same Instruments as underlie the index and, as a result, bears a risk that the value of the Instruments held will vary from the value of the index.

Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised.

As with other kinds of options, a fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying Instrument, such as common stock, because there the writer’s obligation is to deliver the underlying Instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying Instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those Instruments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding Instrument positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Instrument called for in the contract in a specified delivery month at a stated price. A fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on Instruments. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law, a fund may also write call and put options on futures contracts that are not covered. The funds may invest in futures contracts and options thereon with respect to Instruments including, but not limited to, specific securities, securities indexes and currencies.

In addition, futures strategies can be used to manage the duration of a fund’s fixed-income portfolio. If an Adviser wishes to shorten the duration of a fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If an Adviser wishes to lengthen the duration of a fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying Instrument while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying Instrument, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying Instrument.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a fund’s obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying Instrument, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same Instrument and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act, and therefore, are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. As a result, effective December 31, 2012, each fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a fund’s positions in such investments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of a fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by an Adviser may still not result in a successful transaction. Of course, an Adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate, stock market or other movements or the time span within which the movements take place.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the funds invest.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the Instruments that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the Instruments included in the applicable index. The price of the index futures may move more than or less than the price of the Instruments being hedged. If the price of the index futures moves less than the price of the Instruments that are the subject of the hedge, the hedge will not be fully effective, but if the price of the Instruments being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the Instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the Instruments, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the Instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Instruments being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the Instruments being hedged if the historical volatility of the prices of such Instruments being hedged is more than the historical volatility of the prices of the Instruments included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the Instruments held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio Instruments. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of Instruments will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of Instruments before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the Instruments it had anticipated purchasing.

To the extent such instruments are permitted by applicable law, a fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies—Special Considerations. A fund may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. Such funds may use options and futures contracts relating to non-U.S. currencies as described above, and swaps, indexed notes and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which that fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund’s Adviser believes will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the other risks of using options inherent in options generally. See “Risks of Options” above.

Forward Currency Contracts. Certain of the funds may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

A fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. For example, if a fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on an Adviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change a fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund’s Adviser anticipates. There is no assurance that an Adviser’s use of forward currency contracts will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

Combined Positions. A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A fund’s Financial Instrument activities may affect its turnover rate and brokerage commission payments. For example, the exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor. The funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, credit and event-linked swaps and currency exchange rates. The funds may also enter into options on swap agreements.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates (in the United States or abroad), non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices, certain specified events, index values or inflation rates. Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The funds may enter into credit default swap contracts for investment purposes and to add leverage to their investment portfolios. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral.

Cover. Transactions using Financial Instruments, other than purchased options, and certain other transactions, such as reverse repurchase agreements and certain forward commitments (e.g., forward roll transactions) expose a fund to an obligation to another party. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. In some cases, (e.g., with respect to futures and forwards that are contractually required to “cash-settle” and most swaps), a fund is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, a fund will have the ability to engage to a greater extent in transactions in Financial Instruments, which may increase the risks associated with such investments. Although this SAI describes certain permitted methods of segregating assets or otherwise “covering” such transactions for these purposes, such descriptions are not intended to be comprehensive. A fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Preferred Stocks and Convertible Securities

A preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock (or another equity security) of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers.

Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to (1) permit the issuer to redeem the security, (2) convert it into the underlying common stock or (3) sell it to a third party. Any of these actions could have an adverse effect on a fund’s ability to achieve its investment objective.

Debt and Fixed Income Securities

The funds may invest in a variety of debt and fixed income securities. These securities share three principal risks: First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. The magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in a fund’s net asset value. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, each of the funds may invest in these and other instruments.

U.S. Government Obligations. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”)) and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Each fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Advisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Inflation-Indexed Securities. Inflation indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. A fund may also invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described below.

U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), calculated with a three-month lag). The U.S. Department of Treasury issues U.S. TIPS in maturities of five, ten and thirty years. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the funds will be subject to deflation risk with respect to their investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. A fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. Although the principal value of these securities declines in periods of deflation, holders at maturity receive no less than par. If inflation is lower than expected during the period a fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, a fund investing in inflation-indexed securities could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The U.S. Treasury began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities. The funds may invest in inflation-indexed securities issued in any country.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Mortgage-Related Securities. Mortgage-related securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities’ effective maturities. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security, and the principal returned to a fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are declining, such prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security. An increase in mortgage prepayments could cause the fund to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates or other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a fund’s shares. The rate of prepayment may also be affected by general economic conditions, the location and age of the mortgages, and other social and demographic conditions. In determining the average maturity or duration of a mortgage-related security, a fund’s Adviser must apply certain assumptions and projections about the maturity and prepayment of such security; actual prepayment rates may differ. Because of prepayments, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Pools often consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the funds may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

All poolers apply standards for qualification to lending institutions that originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, securities issued by the Government National Mortgage Association (“GNMA”) tend to have a longer average life than participation certificates (“PCs”) issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the fund. The compounding effect from reinvestments of monthly payments received by each fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

Government Mortgage-Related Securities. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable debt securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by Freddie Mac, a corporate instrumentality of the U.S. Government. The mortgage loans in Freddie Mac’s portfolio are not government backed; Freddie Mac, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac securities. Freddie Mac also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest only by Fannie Mae, not the U.S. Government.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations (“CMOs”) which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae or GNMA or by pools of mortgages.

CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are generally paid first to the “Class 1” holders. Thereafter, all payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Although full payoff of each class of obligations is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool. Other allocation methods may be used. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. Where privately issued securities are collateralized by securities issued by Freddie Mac, Fannie Mae or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations. The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies. The private mortgage-related securities in which the funds may invest include non-U.S. mortgage pass-through securities (“Non-U.S. Pass-Throughs”), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Non-U.S. Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. Certain Non-U.S. Pass-Throughs in which the funds invest typically are not guaranteed by an entity having the credit status of GNMA, but generally utilize various types of credit enhancement.

Asset-Backed Securities. Asset-backed securities refer to securities that directly or indirectly represent a participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.

Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of such securities may be illiquid.

The principal on asset-backed securities, like that on mortgage-backed securities, may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect. Conversely, if the securities are purchased at a discount, prepayments faster than expected will increase yield to maturity and prepayments slower than expected will decrease it. Accelerated prepayments also reduce the certainty of the yield because the fund must reinvest the assets at the then-current rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal. On the other hand, a decrease in the rate of prepayments may extend the effective maturities of the securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a fund’s shares. The rate of prepayment may also be affected by general economic conditions and other social and demographic conditions.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest in the underlying collateral, and the underlying collateral may become damaged or stolen.

Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The market experience in asset-backed securities is limited; therefore, the market’s ability to sustain liquidity through all phases of the market cycle is not certain.

Municipal Obligations. Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds (“IDBs”) and private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Municipal obligations also include municipal lease obligations and certificates of participation. Municipal lease obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality’s credit, and, if funds are not appropriated for the following year’s lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the fund. Certificates of participation are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the payments made.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes.

The availability of federal, state and local aid to issuers of municipal securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility’s economic status, in turn, could be affected by economic, political and demographic conditions affecting the particular state.

Collateralized Debt Obligations. The funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or defalcate.

Corporate Debt Securities. A fund may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic or non-U.S. non-governmental issuers which meet the minimum credit quality criteria, if any, set forth for the fund. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

Lower-Rated Securities. Non-investment grade securities are described as “speculative” by Moody’s and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as “junk bonds.” A fund’s Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the funds and the creditworthiness of their issuers. If the rating of a security in which a fund has invested falls below the minimum rating in which the fund is permitted to invest, the fund will either dispose of that security within a reasonable time or hold the security for so long as the fund’s Adviser determines appropriate for that fund, having due regard for market conditions, tax implications and other applicable factors.

A lower-rated debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a debt security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a fund’s ability to achieve its investment objective because, for example, the fund may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption. If a fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the fund’s investment portfolio and increasing the exposure of the fund to the risks of lower-rated securities.

At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The ratings of Moody’s, S&P or other NRSROs represent the opinions of those agencies as to the quality of the debt securities that they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each fund’s Adviser will consider a security’s quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, a fund may purchase a security with the lowest rating.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for a fund to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Advisers or their affiliates (acting under authority of the Board of Directors) believe accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped securities may be more volatile and less liquid than that for other securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid.

Zero Coupon and Pay-In-Kind Securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Commercial Paper and Other Short-Term Investments

Each of the funds may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The funds may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The funds may or may not regard such securities as illiquid, depending on the circumstances of each case.

Any fund may also invest in obligations (including certificates of deposit, demand and time deposits and bankers’ acceptances) of banks and savings and loan institutions. While domestic bank deposits may be insured by an agency of the U.S. Government, the funds would generally assume positions considerably in excess of the insurance limits.

Loan Participations and Assignments

The purchase of loan participations and assignments entails special risks. A fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the fund and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan participation will depend almost exclusively on its Adviser’s credit analysis of the borrower and lender. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the fund and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

A fund will assume the credit risk of both the borrower and the lender that is selling any participation that the fund invests in. In the event of the insolvency of the lender selling the participation, the fund may be treated as a general creditor of the lender and my not benefit from any set-off between the lender and borrower.

The borrower of a loan in which a fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. Corporate loans in which a fund may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain of the loan participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

Indexed Securities and Structured Notes

The values of indexed securities and structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators (“reference instruments”). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). An indexed security or structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, an indexed security or structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Forward Commitments

Each fund may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued” basis or a “to be announced” basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

A fund may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a fund’s forward commitment purchases could cause its net asset value to be more volatile.

Each fund may also enter into a forward commitment to sell securities it owns. The use of forward commitments enables a fund to hedge against anticipated changes in interest rates and prices. In a forward sale, a fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See “Risks of Futures Contracts and Options Thereon.”

Restricted and Illiquid Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by any fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The funds intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to a fund’s Adviser the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. As noted above, each fund’s Adviser, acting pursuant to guidelines established by the Board of Directors, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments a fund may own. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly. The funds do not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Equity Securities

The funds may directly or indirectly invest their assets in equity securities. Among other risks, prices of equity securities generally fluctuate more than those of other securities. The funds may experience a substantial or complete loss on an individual stock. These risks may affect a single issuer, industry, or section of the economy or may affect the market as a whole.

Securities of Other Investment Companies

Investments in other investment companies may involve the payment of substantial premiums above the net asset value of such issuers’ portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. These fees would be in addition to any fees paid by a fund. The funds may invest in both closed-end and open-end investment companies.

Reverse Repurchase Agreements and Forward Roll Transactions

A reverse repurchase agreement is a portfolio management technique in which a fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including an interest payment. While engaging in reverse repurchase agreements, each fund will cover its commitment under these instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition. Reverse repurchase agreements have characteristics like borrowings.

The funds may also enter into forward roll transactions in which a fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the forward roll transaction the fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a fund may be adversely affected.

Borrowing

A fund may use borrowed money for any purpose permitted by the 1940 Act. Borrowing by a fund allows it to leverage its portfolio, which exposes it to certain risks. The value of an investment in that fund will be more volatile and all other risks will tend to be compounded.

The 1940 Act requires a fund to maintain asset coverage (that is, total assets less liabilities other than the borrowing and other senior securities) of at least 300% of the amount borrowed, provided that in the event a fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). As a result, a fund may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the fund. See “Additional Information” on page 4 for circumstances under which certain investment transactions will not be deemed to be borrowings.

Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. A fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The funds may enter into reverse repurchase agreements and forward roll transactions as a method of borrowing.

Recent Market Events

The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities (including those rated investment grade), the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased credit spreads and risk of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the funds.

Loans of Portfolio Securities

A fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the fund. During the pendency of the transaction, the other party will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the fund or the other party. A fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, each fund will make arrangements to vote or consent with respect to a material event affecting such securities. SEC guidance currently states that a fund may loan securities equal in value to no more than one third of its total asset value, including collateral received in connection with such transactions (at market value computed at the time of the transaction). The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the fund can dispose of it. Subject to the foregoing, loans of fund securities are effectively borrowings by a fund and have economic characteristics similar to reverse repurchase agreements.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 basis points (“bps”; 100 basis points = 1%) if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, a subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Diversification

Each fund, other than the Western Asset Global Government Bond Fund and the Western Asset Global Multi-Sector Fund, intends to remain diversified, as “diversified” is defined under the 1940 Act. In general, a fund is “diversified” under the 1940 Act if at least 75% of the value of its total assets is represented by (i) cash, cash items, government securities and securities of other investment companies and (ii) securities limited in respect of any one issuer to 5% or less of the value of the total assets of the fund and 10% or less of the outstanding voting securities of such issuer. The value of the shares of a non-diversified fund will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a diversified fund.

Portfolio Turnover

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” As a result of a fund’s investment policies, under certain market conditions a fund’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.

Alternative Investment Strategies

At times a fund’s Adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the Adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or in other securities the Adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. As a result of these strategies, the funds may invest up to 100% of their assets in securities of U.S. issuers. During periods on which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in the Prospectus. It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, each fund expects to invest in those new types of securities and instruments that its Adviser believes may assist the fund in achieving its investment objective.

Generally, the foregoing is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what a fund may do are not intended to limit other any activity. The funds maintain the flexibility to use the investments described above for any purpose consistent with applicable law and any express limitations in the SAI or the Prospectus.

Investment Policies

The investment objective of each of the Western Asset Core Bond Fund and the Western Asset Intermediate Bond Fund is “fundamental.” Except for investment policies designated as fundamental in the Prospectus or this

SAI, the investment policies described in the Prospectus and in this SAI are not fundamental policies. Changes to fundamental investment policies require shareholder approval; the Directors may change any non-fundamental investment policy without shareholder approval.

Ratings of Debt Obligations

Moody’s, S&P and other NRSROs are private organizations that provide ratings of the credit quality of debt obligations. A fund may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. Credit rating agencies receive fees from rated issuers in connection with the issuance of ratings.

Fund of Funds Investments, Other Significant Investors

Certain investment companies may invest in the funds and may at times have substantial investments in one or more funds. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, a fund may experience relatively large redemptions or investments due to transactions in fund shares by a fund of funds or other significant investor, including rebalancings of the assets of a fund of funds invested in the fund. The effects of these transactions could adversely affect a fund’s performance. In the event of such redemptions or investments, a fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of a fund. In addition, when a fund of funds or other investor owns a substantial portion of the shares of a fund, a large redemption by the fund of funds could cause the fund’s expenses to increase and could result in the fund becoming too small to be economically viable. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a fund’s shares.

The Manager and each Adviser may be subject to potential conflicts of interest in connection with fund of funds investments in the funds due to their affiliation with the fund of funds’ investment adviser. For example, the Manager or an Adviser could have the incentive to permit a fund of funds to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by affiliated fund of funds may also give rise to conflicts in connection with the voting of fund shares. The Manager an Adviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the funds’ shareholders, although there can be no assurance that such efforts will be successful. The Manager and each Adviser will consider how to minimize potential adverse impacts of fund of funds investments, and may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash. Additionally, the Corporation’s Board of Directors receives regular reports regarding fund of fund investments in the funds.

Foreign Securities

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

Sovereign Government and Supranational Debt. A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a fund’s investments.

Valuation of Fund Shares

As described in the Prospectus, the net asset value of a fund share is determined daily for each class as of the close of regular trading on the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class will differ. Please see the Prospectus for a description of the procedures used by the funds in valuing their assets.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about a fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of each fund’s shareholders. As a consequence, any conflicts of interest between the interests of a fund’s shareholders and those of the manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding a fund’s portfolio holdings may be shared with a fund’s manager, adviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, each fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1. The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. The fund’s sector weightings, yield and duration (if applicable), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A small number of the fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7. The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, the fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to the fund’s board.

The funds intend to disclose their complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Set forth below is a list, as of December 31, 2012, of those parties who are authorized to have ongoing arrangements with the funds that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
A.S.A.P. Advisor Services, Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End
Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End
Morningstar	Quarterly	Sent 8-10 Days after Quarter-End
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None
Investment Company Institute	Monthly	Sent 5 Days after Month End
Institutional Shareholder Services, Inc. (Proxy Voting Services)	As necessary	None
The Northern Trust Company	As necessary	None
Middle Office Solutions, LLC	Daily	None
NaviSite, Inc.	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates, Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End
eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Quantitative Services Group	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month-End	None
SunTrust	Weekly and Month-End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Moody’s (Rating Agency)	Monthly	6-8 Business Days
Electra Information Systems	Daily	None
Cabot Research	Weekly	None

Recipient	Frequency	Delay before dissemination
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End
Broadridge	Daily	None
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

A fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, a fund’s manager or adviser may manage accounts other than the fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including the fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the fund’s manager or adviser may be able to infer the portfolio holdings of a fund from the portfolio holdings in that investor’s account.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

Management of the Funds

The business of the funds is managed under the general direction of the Corporation’s Board of Directors. Subject to the general supervision of the Board of Directors, the Manager is responsible for managing, either directly or through others hired for these purposes, the investment activities of the funds and the funds’ business affairs and other administrative matters. The table below provides information about each of the Corporation’s Directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each Director and officer is 100 International Drive, Baltimore, MD 21202, unless otherwise indicated.

Name, Year of Birth and Position with Corporation	Term of Officeand Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds In Fund Complex Overseen(2)	Other Directorships Held

Independent Directors

Robert Abeles, Jr. (1945) Director	Served since 2013	Senior Vice President, Finance and Chief Financial Officer (2009-present) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008-2009).	13	None

Ronald J. Arnault (1943) Director	Served since 1997	Retired.	13	None

Anita L. DeFrantz (1953) Director	Served since 1998	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).	13	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian (1951) Director	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).	13	Occidental Petroleum Corporation and Public Storage

Name, Year of Birth and Position with Corporation	Term of Officeand Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds In Fund Complex Overseen(2)	Other Directorships Held

William E. B. Siart (1946) Director and Chairman	Served since 1997	Trustee of The Getty Trust (2005–present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).	13	None

Jaynie Miller Studenmund (1954) Director	Served since 2004	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of Pinnacle Entertainment, Inc. (2012-present) (gaming and hospitality company); Director of Core Logic, Inc. (2012-present) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010-2012) (market research software provider); Director of eHarmony, Inc. (2005-2011) (online dating company).	13	Orbitz Worldwide (global on-line travel company); Pinnacle Entertainment, Inc. (gaming and hospitality company); Core Logic, Inc. (information, analytics and business services)

Interested Directors

Ronald L. Olson (1941) Director	Served since 2005(3)	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).	13	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Name, Year of Birth and Position with Corporation	Term of Officeand Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds In Fund Complex Overseen(2)	Other Directorships Held

Officers(5)

Kenneth D. Fuller (1958) President and Chief Executive Officer	Served since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President—Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).	151	None

Richard F. Sennett (1970) Principal Financial Officer	Served since 2011	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007-2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002-2007).	N/A	N/A

Name, Year of Birth and Position with Corporation	Term of Officeand Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds In Fund Complex Overseen(2)	Other Directorships Held

Erin K. Morris (1966) Treasurer	Served since 2006	Vice President of Legg Mason & Co., LLC (since 2005); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly Assistant Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2009).	N/A	N/A

Todd F. Kuehl (1969) Chief Compliance Officer	Served since 2007	Managing Director, Legg Mason & Co. (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-2010); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	N/A	N/A

Robert I. Frenkel (1954) Secretary and Chief Legal Officer 100 First Stamford Place Stamford, CT 06902	Served since 2009	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).	N/A	N/A

(1)

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the

Directors of the Corporation holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law.

(2)	In addition to overseeing the ten funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

(3)	Mr. Olson is an “interested person” (as defined above) of each fund because his law firm has provided legal services to Western Asset.

(4)	Each officer of the Corporation is an “interested person” (as defined above) of the Corporation.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Directors’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Manager, the Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a board member of the Corporation; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Mr. Olson, his or her status as not being an “interested person” (as defined in the 1940 Act) of the funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director: Mr. Abeles, business, accounting and finance experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Mr. Arnault, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairman, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; and Mr. Olson, business and legal expertise and experience as a senior partner of a law firm and/or board member of various businesses and non-profit and other organizations. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. William E.B. Siart serves as Chairman of the Board. Mr. Siart is not an interested person of any of the funds. Independent Directors constitute more than 70% of the Board.

The Board has three standing committees: the Audit Committee, the Executive and Contracts Committee and the Governance and Nominating Committee. Each of the Audit, Governance and Nominating and Executive and Contracts Committees is chaired by an Independent Director and is composed entirely of Independent Directors. Where deemed appropriate, the Board constitutes ad hoc committees.

The Executive and Contracts Committee, which consists of Messrs. Siart, Arnault, Poladian and Abeles and Mses. DeFrantz and Studenmund, may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Corporation and its affiliated persons.

The Audit Committee, which consists of Messrs. Arnault, Poladian, Siart and Abeles and Mses. DeFrantz and Studenmund provides oversight with respect to the accounting and financial reporting and compliance policies and practices of the funds and, among other things, considers the selection of an independent registered public accounting firm for the funds and the scope of the audit and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the funds and, under certain circumstances, the Advisers and certain affiliates.

The Governance and Nominating Committee, which consists of Messrs. Siart, Arnault, Poladian and Abeles and Mses. DeFrantz and Studenmund, meets to select nominees for election as Directors of the Corporation and consider other matters of Board policy, including to review and make recommendations to the Board with respect to the compensation of the Independent Directors. It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Governance and Nominating Committee are set forth in Appendix C to this SAI.

During the fiscal year ended December 31, 2012, the Board of Directors met five times, the Executive and Contracts Committee met two times, the Governance and Nominating Committee met two times and the Audit Committee met six times.

The Board has determined that its leadership structure is appropriate given the business and nature of the funds. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Director. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Directors. The Independent Directors believe that the Chairman’s independence facilitates meaningful dialogue between fund management and the Independent Directors. The Board also considered that the chairperson of each Board committee is an Independent Director, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Manager and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Directors consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from management, including the Advisers. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of each fund in the interests of shareholders, the Board oversees risk management of the funds’ investment programs and business affairs. The function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Manager and Advisers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and Executive and Contracts Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall supervision of the Board or the applicable Committee, the funds, the Manager, the Advisers, and the affiliates of the Manager and the Advisers, or other service providers to the funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the funds’ and the Manager’s CCO and the Manager’s chief risk officer, as well as various personnel of the Advisers and other service providers such as the funds’ independent accountants, report to the Audit Committee, Executive and Contracts Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Directors as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

As of December 31, 2012, no Director who is an Independent Director of the Corporation, and no such Director’s family members, had beneficial or record ownership in securities of an investment adviser or principal underwriter of the Corporation, or an entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Corporation.

The following table states the dollar range of equity securities beneficially owned as of December 31, 2012 by each Director of the Corporation in any fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Director in the same “family of investment companies.”

Name of Director	Dollar Range of Equity Securities in the Corporation ($)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies ($)
Independent Directors
Robert Abeles, Jr	None	None
Ronald J. Arnault	None	10,001 - 50,000
Anita L. DeFrantz	None	10,001 - 50,000
Avedick B. Poladian	None	None
William E. B. Siart	None	None
Jaynie Miller Studenmund	None	None
Interested Directors
Ronald L. Olson	None	Over 100,000

Each Director of the Corporation who is not an “interested person” (as defined in the 1940 Act) of the Corporation, the Manager or an Adviser receives an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Corporation, Western Asset Income Fund and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity and the Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive $3,000 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Corporation, Western Asset Income Fund and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets. Mr. Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Corporation, Western Asset Income Fund and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting.

The following table provides certain information relating to the compensation of the Corporation’s Directors. The Corporation does not have a pension or retirement plan for its Directors.

Name of Person and Position	Aggregate Compensation From the Corporation ($)*	Total Compensation from the Corporation and Fund Complex Paid to Directors ($)**
Independent Directors
Robert Abeles, Jr—Director	None	None
Ronald J. Arnault—Director	156,262	159,500
Anita L. DeFrantz—Director	131,804	134,500
Avedick B. Poladian—Director	131,824	134,500
William E.B. Siart—Chairman and Director	161,197	164,500
Jaynie Miller Studenmund—Director	131,785	134,500
Interested Directors
Ronald L. Olson—Director	None	None

*	Represents compensation paid to the Directors for the fiscal year ended December 31, 2012.

**	Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2012 for serving as a Director of the Corporation and as a Director of Western Asset Income Fund and as a Trustee of Western Asset Premier Bond Fund, both closed-end investment companies advised by Western Asset.

The Corporation has no employees. Its officers are compensated by an Adviser or LMIS or one of their affiliates.

On March 31, 2013, the Directors and officers of the Corporation beneficially owned in the aggregate less than 1% of any class of a fund’s outstanding shares.

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class A shares of the Western Asset Core Bond Fund as of March 31, 2013:

Name and Address	% Owned
American Enterprise Investment Services, 707 2nd Ave. South, Minneapolis, MN 55402- 2405	29.02
BNY Mellon Investment Servicing (US), Inc. fbo Primerica Financial Services, 760 Moore Rd., King of Prussia, PA 19406-1212	26.59
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	20.72

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class C shares of the Western Asset Core Bond Fund as of March 31, 2013:

Name and Address	% Owned
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	44.79
Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Dr E, Jacksonville, FL 32246-6484	17.03

Name and Address	% Owned
First Clearing, LLC, Special Custody Account, 2801 Market St, St. Louis, MO 63103-2523	13.62
American Enterprise Investment Services, 707 2nd Ave. South, Minneapolis, MN 55402- 2405	10.71
Raymond James, 880 Carillon Pkwy., St. Petersburg, FL 33716-1100	7.89

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class C1 shares of the Western Asset Core Bond Fund as of March 31, 2013:

Name and Address	% Owned
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	58.24
Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Dr E, Jacksonville, FL 32246-6484	12.38
First Clearing, LLC, Special Custody Account, 2801 Market St, St. Louis, MO 63103-2523	5.11

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class FI shares of the Western Asset Core Bond Fund as of March 31, 2013:

Name and Address	% Owned
National Financial Services Corp., 200 Liberty St., 5th Floor, New York, NY 10281-1003	81.38
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	6.33

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class R shares of the Western Asset Core Bond Fund as of March 31, 2013:

Name and Address	% Owned
ING National Trust, One Orange Way, Windsor, CT 06095-4773	42.48
Frontier Trust Company fbo Fortron/Source Corporation 401k, P.O. Box 10758, Fargo, ND 58106-0758	26.02
Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Dr E, Jacksonville, FL 32246-6484	7.60
Sean Keys fbo Metropolitan Land Group LLC 401k, Profit Sharing Plan & Trust, 17933 NW Evergreen Pkwy., Ste 300, Beaverton, OR 97006-7660	5.05
MG Trust Company Custodian fbo Englander Transport, Inc., 700 17th St., ste. 1300, Denver, CO 80202-3304	5.05

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class I shares of the Western Asset Core Bond Fund as of March 31, 2013:

Name and Address	% Owned
Charles Schwab & Co., Inc., Special Custody Account, 101 Montgomery St, San Francisco, CA 94104-4151	23.88
National Financial Services Corp., 200 Liberty St., 5th Floor, New York, NY 10281-1003	17.12
Penfirn fbo Fort Calhoun Decom Trust, 11270 West Park Place, ste. 400, Milwaukee, WI 53224-3638	8.89
Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Dr E, Jacksonville, FL 32246-6484	8.39
First Clearing, LLC, Special Custody Account, 2801 Market St, St. Louis, MO 63103-2523	7.86
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	6.17
Vanguard Fiduciary Trust, Attn: Outside Funds, 100 Vanguard Blvd., Malvern, PA 19355-2331	5.52

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class IS shares of the Western Asset Core Bond Fund as of March 31, 2013:

Name and Address	% Owned
Bank of America, N.A., ttee B of A 401k for Legacy Fleet Plan, 700 Louisiana St, Houston, TX 77002-2700	39.50
Bank of America, N.A. ttee Bank of America 401k Plan, 700 Louisiana St, Houston, TX 77002-2700	37.39

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class A shares of the Western Asset Core Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	46.60
BNY Mellon Investment Servicing (US), Inc. fbo Primerica Financial Services, 760 Moore Rd., King of Prussia, PA 19406-1212	12.93
UBS WM USA, Omni Account, 499 Washington, Blvd., 9th floor, Jersey City, NJ 07310-2055	7.81
American Enterprise Investment Services, 707 2nd Ave. South, Minneapolis, MN 55402- 2405	6.83
First Clearing, LLC, Special Custody Account, 2801 Market St, St. Louis, MO 63103-2523	5.00

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class C shares of the Western Asset Core Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	25.33
Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Dr E, Jacksonville, FL 32246-6484	18.44
American Enterprise Investment Services, 707 2nd Ave. South, Minneapolis, MN 55402- 2405	8.34
UBS WM USA, Omni Account, 499 Washington, Blvd., 9th floor, Jersey City, NJ 07310-2055	8.22
First Clearing, LLC, Special Custody Account, 2801 Market St, St. Louis, MO 63103-2523	7.53
Raymond James, 880 Carillon Pkwy., St. Petersburg, FL 33716-1100	6.11

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class C1 shares of the Western Asset Core Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	67.04
Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Dr E, Jacksonville, FL 32246-6484	6.87

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class FI shares of the Western Asset Core Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
National Financial Services Corp., 200 Liberty St., 5th Floor, New York, NY 10281-1003	56.39
Charles Schwab & Co., Inc., Special Custody Account, 101 Montgomery St, San Francisco, CA 94104-4151	35.23

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class R shares of the Western Asset Core Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
Frontier Trust Company fbo Rudd Construction, Inc. 401k, P.O. Box 10758, Fargo, ND 58106-0758	56.02
MG Trust Company Custodian fbo Schaffner Manufacturing Co., Inc., 700 17th St., ste. 1300, Denver, CO 80202-3304	12.36
Emjayco fbo Strategic Insight, 8515 East Orchard Rd., Greenwood Village, CO 80111-5002	9.49

Name and Address	% Owned
Counsel Trust fbo Weima America Inc., 401(k) Profit Sharing Plan & Trust, 1251 Waterfront Pl., ste 525, Pittsburgh, PA 15222-4228	8.84
First Clearing, LLC, Special Custody Account, 2801 Market St, St. Louis, MO 63103-2523	7.77

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class I shares of the Western Asset Core Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
National Financial Services Corp., 200 Liberty St., 5th Floor, New York, NY 10281-1003	17.41
Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198	13.73
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	11.56
Charles Schwab & Co., Inc., Special Custody Account, 101 Montgomery St, San Francisco, CA 94104-4151	9.34

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class IS shares of the Western Asset Core Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
State of Colorado CollegeInvest Fixed Income Portfolio, Scholars Choice College Savings Program, 620 8th Ave, New York, NY 10018-1618	8.08
National Financial Services Corp., 200 Liberty St., 5th Floor, New York, NY 10281-1003	7.25

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class A shares of the Western Asset Global Government Bond Fund as of March 31, 2013:

Name and Address	% Owned
Oppenheimer & Co. Inc. custodian fbo clients	59.70
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	27.33
American Enterprise Investment Services, 707 2nd Ave. South, Minneapolis, MN 55402- 2405	12.97

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class C shares of the Western Asset Global Government Bond Fund as of March 31, 2013:

Name and Address	% Owned
RBC Capital Markets LLC, 501 Marquette Ave. South, Minneapolis, MN 55402-1110	67.81
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	21.71
Raymond James Omnibus for Mutual Funds, 880 Carillon Pkwy., St. Petersburg, FL 33716-1100	10.49

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class R shares of the Western Asset Global Government Bond Fund as of March 31, 2013:

Name and Address	% Owned
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	98.95

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class I shares of the Western Asset Global Government Bond Fund as of March 31, 2013:

Name and Address	% Owned
National Financial Services Corp., 200 Liberty St, New York, NY 10281-1003	21.20
American Institute of Physics, 1 Physics Ellipse, College Park, MD 20740-3841	18.54
Charles Schwab & Co., Inc., Special Custody Account, 101 Montgomery St, San Francisco, CA 94104-4151	7.10
Wells Fargo Bank NA fbo Engelstad Family Foundation-IMA, P.O. Box 1533, Minneapolis, MN 55480-1533	5.35

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class A shares of the Western Asset Global Multi-Sector Fund as of March 31, 2013:

Name and Address	% Owned
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	72.24
American Enterprise Investment Services, 707 2nd Ave. South, Minneapolis, MN 55402- 2405	27.76

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class C shares of the Western Asset Global Multi-Sector Fund as of March 31, 2013:

Name and Address	% Owned
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	100

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class FI shares of the Western Asset Global Multi-Sector Fund as of March 31, 2013:

Name and Address	% Owned
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	99.79

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class R shares of the Western Asset Global Multi-Sector Fund as of March 31, 2013:

Name and Address	% Owned
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	100

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class I shares of the Western Asset Global Multi-Sector Fund as of March 31, 2013:

Name and Address	% Owned
Buffalo Laborers Pension Fund, 25 Tyrol Dr. #200, Buffalo, NY 14227-2715	97.59

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class IS shares of the Western Asset Global Multi-Sector Fund as of March 31, 2013:

Name and Address	% Owned
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	66.35
SEI Private Trust Co., c/o State Street Bank, One Freedom Valley Dr., Oaks, PA 19456	21.23
Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	12.36

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class A shares of the Western Asset High Yield Fund as of March 31, 2013:

Name and Address	% Owned
State Street Bank & Trust Co. custodian of traditional IRA, 316 Marcella Falls Rd., Etheridge, TN 38456-5030	65.12
American Enterprise Investment Services, 707 2nd Ave. South, Minneapolis, MN 55402- 2405	33.17

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class C shares of the Western Asset High Yield Fund as of March 31, 2013:

Name and Address	% Owned
Stifel Nicolaus & Co., Inc., 501 N Broadway, St. Louis, MO 63102-2188	82.94
Janney Montgomery Scott LLC, 1801 Market St., Philadelphia, PA 19103-1610	8.73
Raymond James, 880 Carillon Pkwy., St. Petersburg, FL 33716-1100	8.10

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class R shares of the Western Asset High Yield Fund as of March 31, 2013:

Name and Address	% Owned
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	100

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class I shares of the Western Asset High Yield Fund as of March 31, 2013:

Name and Address	% Owned
Pershing, LLC, 1 Pershing Plz, Jersey City, NJ 07399-0001	23.73
State Street Bank and Trust as Custodian for Citigroup 401k Plan, 105 Rosemont Rd., Westwood, MA 02090-2318	21.64
Catholic Health Initiatives Operating Investment Partnership, 198 Inverness Dr. W, Englewood, CO 80112-3637	11.17
Arkansas Teacher Retirement System, 1400 W 3rd St., Little Rock, AR 72201-1889	5.90
National Financial Services Corp., 200 Liberty St., 5th Floor, New York, NY 10281-1003	5.51
Trust Company of America, P.O. Box 650, Englewood, CO 80155-6503	5.21

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class IS shares of the Western Asset High Yield Fund as of March 31, 2013:

Name and Address	% Owned
JP Morgan Chase N.A. ttee fbo Ernst & Young Partnership Retirement HR10 Plan Trust, 4 New York Plaza, New York, NY 10004-2413	18.39
Saxon & Co., P.O. Box 7780-1888, Philadelphia, PA 19182-0001	16.11
Legg Mason Partners Lifestyle Series Inc. 85%, 620 8th Ave, New York, NY 10018-1618	13.83
Legg Mason Partners Lifestyle Series Inc. 70%, 620 8th Ave, New York, NY 10018-1618	12.87
Legg Mason Partners Lifestyle Series Inc. 50%, 620 8th Ave, New York, NY 10018-1618	12.33
Legg Mason Partners Lifestyle Series Inc. 30%, 620 8th Ave, New York, NY 10018-1618	9.66
State Street Bank & Trust Co. fbo Retail, Wholesale, Department Store International Union & Industry Health & Benefit Fund, 1200 Crown Colony Dr., Quincy, MA 02169-0938	5.76
Legg Mason Partners Variable Lifestyle 50%, 620 8th Ave, New York, NY 10018-1618	5.16

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class A shares of the Western Asset Inflation Indexed Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	43.67
Pershing, LLC, 1 Pershing Plz, Jersey City, NJ 07399-0001	8.80
UBS WM USA, Omni Account, 499 Washington, Blvd., 9th floor, Jersey City, NJ 07310-2055	5.67

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class C shares of the Western Asset Inflation Indexed Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
Morgan Stanley & Co. fbo Italbank International Inc., Plaza Scotia Bank, ste 704, 273 Pance de Leon Ave., San Juan, PR 00917-1932	39.41
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	25.98
Raymond James Omnibus for Mutual Funds, 880 Carillon Pkwy., St. Petersburg, FL 33716-1100	15.97
First Clearing, LLC, Special Custody Account, 2801 Market St, St. Louis, MO 63103-2523	12.10

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class C1 shares of the Western Asset Inflation Indexed Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
Morgan Stanley & Co, Inc., Attn: Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311	49.79
UBS WM USA, Omni Account, 499 Washington, Blvd., 9th floor, Jersey City, NJ 07310-2055	8.54
Raymond James Omnibus for Mutual Funds, 880 Carillon Pkwy., St. Petersburg, FL 33716-1100	7.73
First Clearing, LLC, Special Custody Account, 2801 Market St, St. Louis, MO 63103-2523	7.00
American Enterprise Investment Services, 707 2nd Ave. South, Minneapolis, MN 55402- 2405	5.37

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class FI shares of the Western Asset Inflation Indexed Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
National Financial Services Corp., 200 Liberty St., 5th Floor, New York, NY 10281-1003	71.16
Suntrust Bank fbo various Suntrust Omnibus Accounts, 8515 E Orchard St. 2T2, Greenwood Village, CO 80111-5002	28.84

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class R shares of the Western Asset Inflation Indexed Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	100

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class I shares of the Western Asset Inflation Indexed Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
State Street Bank & Trust Co, Elevator Constructors Retirement Plan, 200 Claredon St, Boston, MA 02116-5021	37.98
Nationwide Trust Company, P.O. Box 182029, Columbus, OH 43218-2029	9.77
National Financial Services Corp., 200 Liberty St, New York, NY 10281-1003	9.67
Charles Schwab & Co., Inc., Special Custody Account, 101 Montgomery St, San Francisco, CA 94104-4151	8.48
TD Ameritrade, Inc. fbo our clients, P.O. Box 2226, Omaha, NE 68103-2226	8.28
Mac & Co., P.O. Box 3198, 525 William Penn Place, Pittsburgh, PA 15230-3198	6.23
Raymond James Omnibus for Mutual Funds, 880 Carillon Pkwy., St. Petersburg, FL 33716-1100	6.08

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class IS shares of the Western Asset Inflation Indexed Plus Bond Fund as of March 31, 2013:

Name and Address	% Owned
State of Colorado CollegeInvest, Fixed Income Portfolio, Scholars Choice, 620 8th Ave., New York, NY 10018-1618	52.88
State of Colorado CollegeInvest, Portfolio 7, Scholars Choice, 620 8th Ave., New York, NY 10018-1618	15.89
National Financial Services Corp., 200 Liberty St, New York, NY 10281-1003	8.74
Mac & Co., P.O. Box 3198, 525 William Penn Place, Pittsburgh, PA 15230-3198	6.34

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class A shares of the Western Asset Intermediate Bond Fund as of March 31, 2013:

Name and Address	% Owned
Pershing, LLC, 1 Pershing Plz, Jersey City, NJ 07399-0001	39.74
NFS LLC febo NFS/FMTC IRA	17.00
Raymond James Omnibus for Mutual Funds, 880 Carillon Pkwy., St. Petersburg, FL 33716-1100	16.84
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	6.98
Oppenheimer & Co. Inc. custodian fbo Susan Subbot	6.74
Edward D. Jones & Co., attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy., Maryland Heights, MO 63043-3009	5.78

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class C shares of the Western Asset Intermediate Bond Fund as of March 31, 2013:

Name and Address	% Owned
DA Davidson & Co., Inc., P.O. Box 5015, Great Falls, MT 59403-5015	65.21
Michael D. Zielinski and Carol J. Zielinski	9.97
Raymond James Omnibus for Mutual Funds, 880 Carillon Pkwy., St. Petersburg, FL 33716-1100	9.83
Pershing, LLC, 1 Pershing Plz, Jersey City, NJ 07399-0001	5.33

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class R shares of the Western Asset Intermediate Bond Fund as of March 31, 2013:

Name and Address	% Owned
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	100

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class I shares of the Western Asset Intermediate Bond Fund as of March 31, 2013:

Name and Address	% Owned
Saxon & Co., P.O. Box 7780, Philadelphia, PA 19182-0001	28.26
National Financial Services Corp., 200 Liberty St, New York, NY 10281-1003	11.08
Sheet Metal Workers’ International Association Strike Fund, 1750 New York Ave. NW, ste. 600, Washington, D.C. 20006-5386	6.19

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class IS shares of the Western Asset Intermediate Bond Fund as of March 31, 2013:

Name and Address	% Owned
LM Dynamic Multi-Strategy VIT Portfolio, Attn Steven Bleiberg, 620 8th Ave., 49th Floor, New York, NY 10018-1618	24.22
National Bank of Indianapolis, fbo NBI, fbo Hendricks Deprec, 107 N Pennsylvania St., ste. 600, Indianapolis, IN 46204-2420	23.09
US Bank fbo PS&SI Local, P.O. Box 1787, Milwaukee, WI 53201-1787	12.55
Rochester Institute of Technology, 7 Lomb Memorial Dr., Rochester, NY 14623-5602	9.04
Ferris State University, 420 Oak St., Prakken Bldg., 255B, Big Rapids, MI 49307-2020	7.13

Name and Address	% Owned
Western Michigan University Investment & Endowment Management, 1083 Seibert Administration Bldg., Kalamazoo, MI 49008	6.39
HERE Local 54 Severance Trust Fund, 203 N Sovereign Ave #205, Atlantic City, NJ 08401-3612	6.13
University of Kansas Hospital Authority, Mailstop #3011, 3901 Rainbow Blvd., Kansas City, KS 66103-2937	5.39

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class A shares of the Western Asset Total Return Unconstrained Fund as of March 31, 2013:

Name and Address	% Owned
American Enterprise Investment Services, 707 2nd Ave. South, Minneapolis, MN 55402- 2405	31.03
Pershing, LLC, 1 Pershing Plz, Jersey City, NJ 07399-0001	6.44
First Clearing, LLC, Special Custody Account, 2801 Market St, St. Louis, MO 63103-2523	6.27
NFS LLC febo NFS/FMTC IRA	5.11

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class C shares of the Western Asset Total Return Unconstrained Fund as of March 31, 2013:

Name and Address	% Owned
Raymond James Omnibus for Mutual Funds, 880 Carillon Pkwy., St. Petersburg, FL 33716-1100	68.82
American Enterprise Investment Services, 707 2nd Ave. South, Minneapolis, MN 55402- 2405	8.20

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class FI shares of the Western Asset Total Return Unconstrained Fund as of March 31, 2013:

Name and Address	% Owned
National Financial Services LLC, 200 Liberty St., New York, NY 10281-1003	76.09
Pershing, LLC, 1 Pershing Plz, Jersey City, NJ 07399-0001	10.93
TD Ameritrade, Inc. fbo our clients, P.O. Box 2226, Omaha, NE 68103-2226	5.09

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class R shares of the Western Asset Total Return Unconstrained Fund as of March 31, 2013:

Name and Address	% Owned
Legg Mason, Inc., 100 International Drive, 10th Floor, Baltimore, MD 21202-4673	100

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class I shares of the Western Asset Total Return Unconstrained Fund as of March 31, 2013:

Name and Address	% Owned
National Financial Services Corp., 200 Liberty St, New York, NY 10281-1003	19.89
State Street Bank fbo Boston Medical Center, 200 Newport Ave., North Quincy, MA 02171-2102	14.46
Charles Schwab & Co., Inc., Special Custody Account, 101 Montgomery St, San Francisco, CA 94104-4151	12.15
Pershing, LLC, 1 Pershing Plz, Jersey City, NJ 07399-0001	10.94
LPL Financial fbo Customer Accounts, P.O. Box 509046, San Diego, CA 92150-9046	7.97

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Class IS shares of the Western Asset Total Return Unconstrained Fund as of March 31, 2013:

Name and Address	% Owned
Legg Mason Partners Lifestyle Series Inc. 70%, 620 8th Ave, New York, NY 10018-1618	21.54
SEI Private Trust Co., c/o Frost Bank, One Freedom Valley Dr., Oaks, PA 19456	19.72
Legg Mason Partners Lifestyle Series Inc. 50%, 620 8th Ave, New York, NY 10018-1618	17.36
Legg Mason Partners Lifestyle Series Inc. 85%, 620 8th Ave, New York, NY 10018-1618	12.01
Legg Mason Partners Lifestyle Series Inc. 30%, 620 8th Ave, New York, NY 10018-1618	10.22
Legg Mason Partners Variable Lifestyle 50%, 620 8th Ave, New York, NY 10018-1618	7.42

Legg Mason, Inc. may be deemed to control the Western Asset Global Multi-Sector Fund because it beneficially owns more than 25% of the outstanding voting securities of such Fund. Western Asset owns 100% of the Enhanced Equity Fund. Western Asset may be deemed to control such fund because it owns more than 25% of the outstanding voting securities of such fund.

It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Manager

The Manager, a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company, serves as investment manager to the funds of the Corporation under separate Investment Management Agreements between the Manager and the Corporation dated, except with respect to the Western Asset Total Return Unconstrained Fund, December 31, 2001 (collectively, the “Management Agreement”). With respect to the Western Asset Total Return Unconstrained Fund, the Investment Management Agreement is dated June 30, 2006, respectively. Effective October 1, 2009, Legg Mason Partners Funds Advisor, LLC (“LMPFA”) replaced Legg Mason Fund Adviser, Inc. (“LMFA”) as investment manager of each fund. References to the “Manager” with respect to time periods prior to October 1, 2009 are references to LMFA (e.g., Management fees paid to the “Manager” prior to October 1, 2009). Each of LMFA and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company.

LMPFA is a Delaware limited liability company formed on April 6, 2006. LMPFA’s address is 620 Eighth Avenue, New York, NY 10018.

Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Corporation’s Board of Directors, for the management of the Corporation’s assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this SAI. As indicated below, certain of these responsibilities have been delegated to Western Asset and the other Advisers. The Manager also is responsible for the compensation of Directors and officers of the Corporation who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Corporation’s investments to the Advisers.

Each fund pays all of its other expenses that are not assumed by the Manager. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the Independent Directors, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the funds for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes, expenses relating to the issuance and redemption or repurchase of the funds’ shares and servicing shareholder accounts and the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the funds’ securities and other investments and any losses in connection therewith. The funds also are liable for such nonrecurring expenses as may arise, including litigation to which a fund or the Corporation may be a party. The Corporation may also have an obligation to indemnify its Directors and officers with respect to litigation.

The Manager may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the funds or class (except to the extent relating to routine items such as the election of Directors or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the Manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the

Manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the funds in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Management Agreement terminates automatically upon assignment and is terminable with respect to any fund at any time without penalty by vote of the Corporation’s Board of Directors, by vote of a majority of that fund’s outstanding voting securities, or by the Manager, on not more than 60 days’ notice to the Corporation (not less than 60 days’ written notice, in the case of the Western Asset Total Return Unconstrained Fund), and may be terminated immediately upon the mutual written consent of the Manager and the Corporation.

For the following fiscal periods, the funds paid to the Manager management fees (prior to fees waived and/or expenses reimbursed) not including recouped fees that were previously waived by the manager of:

Fund	2012 ($)	2011 ($)	2010 ($)
Western Asset Core Bond Fund*	12,066,303	9,743,889	13,191,860
Western Asset Core Plus Bond Fund	38,711,947	34,557,116	32,449,238
Western Asset Global Multi-Sector Fund*	176,825	53,769	0
Western Asset High Yield Fund	2,697,565	2,747,972	2,996,280
Western Asset Inflation Indexed Plus Bond Fund*	1,193,456	889,377	1,038,687
Western Asset Intermediate Bond Fund	1,537,002	1,480,999	1,795,425
Western Asset Global Government Bond Fund	406,196	415,136	336,270
Western Asset Total Return Unconstrained Fund	2,811,152	2,501,445	2,423,484

*	During the fiscal year ended December 31, 2012, the Manager recouped fees that were previously waived in the amount of $320,120 by Western Asset Core Bond Fund. During the fiscal year ended December 31, 2012, the Manager recouped fees that were previously waived in the amount of $29,637 by Western Asset Global Multi-Sector Fund. During the fiscal year ended December 31, 2012, the Manager recouped fees that were previously waived in the amount of $11,536 by Western Asset Inflation Indexed Plus Bond Fund.

For the following fiscal periods, the following management fees were waived by the Manager:

Fund	2012 ($)		2011 ($)		2010 ($)
Western Asset Core Bond Fund	52,145		71,279		0
Western Asset Core Plus Bond Fund	472,746		1,417,345		0
Western Asset Global Multi-Sector Fund	233,178	*	150,444	*	0
Western Asset High Yield Fund	1,568		0		0
Western Asset Inflation Indexed Plus Bond Fund	26,647		90,617		0
Western Asset Intermediate Bond Fund	130,665		45,855		7,836
Western Asset Global Government Bond Fund	85,943		36,901		29,819
Western Asset Total Return Unconstrained Fund	184,855		134,125		65,640

*	Amounts exceeding management fees are expense reimbursements.

Advisers

Western Asset. Western Asset, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Core Bond Fund, the Western Asset Core Plus Bond Fund, the Western Asset Enhanced Equity Fund, the Western Asset Global Multi-Sector Fund, the Western Asset High Yield Fund, the Western Asset

Inflation Indexed Plus Bond Fund, the Western Asset Intermediate Bond Fund and the Western Asset Total Return Unconstrained Fund under separate Investment Advisory Agreements between Western Asset and the Manager (collectively, the “Western Asset Advisory Agreement”).

Under the Western Asset Advisory Agreement, Western Asset is responsible, subject to the general supervision of the Corporation’s Board of Directors and the Manager, for the actual management of the funds’ assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. Western Asset receives from the Manager for its services an advisory fee as described in the Prospectus.

Under the Western Asset Advisory Agreement, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by the funds in connection with the performance of the Western Asset Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Western Asset Advisory Agreement terminates automatically upon assignment and is terminable with respect to any fund at any time without penalty by vote of the Corporation’s Board of Directors, by vote of a majority of that fund’s outstanding voting securities, or by Western Asset, on not more than 60 days’ notice (not less than 60 days’ written notice, in the case of the Western Asset Total Return Unconstrained Fund), and may be terminated immediately upon the mutual written consent of the parties.

WAML. WAML, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Global Government Bond Fund, the Western Asset Total Return Unconstrained Fund, the Western Asset Core Plus Bond Fund and the Western Asset Global Multi-Sector Fund.

Under the WAML Advisory Agreement, WAML shall as requested by the Manager regularly provide a fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the fund consistent with the investment objectives, restrictions and policies described in the Prospectus and this Statement of Additional Information. WAML receives from the Manager for its services to the fund an advisory fee as described in the Prospectus.

Under the WAML Advisory Agreement, WAML will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the WAML Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The WAML Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation’s Board of Directors, by vote of a majority of the fund’s outstanding voting securities, or by WAML, on not more than 60 days’ notice, and may be terminated immediately upon the mutual written consent of the parties.

Western Singapore. Western Singapore, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Core Plus Bond Fund, the Western Asset Global Multi-Sector Fund, the Western Asset Global Government Bond Fund, the Western Asset Inflation Indexed Plus Bond Fund and the Western Asset Total Return Unconstrained Fund under separate Investment Advisory Agreements between the Manager and Western Singapore (collectively, the “Western Singapore Advisory Agreement”).

Under the Western Singapore Advisory Agreement, Western Singapore shall as requested by the Manager regularly provide a fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the fund consistent with the investment objectives, restrictions and policies described in the Prospectus and this Statement of Additional Information. Western Singapore receives from the Manager for its services to the fund an advisory fee as described in the Prospectus.

Under the Western Singapore Advisory Agreement, Western Singapore will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Western Singapore Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Western Singapore Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation’s Board of Directors, by vote of a majority of the fund’s outstanding voting securities, or by Western Singapore, on not more than 60 days’ notice, and may be terminated immediately upon the mutual written consent of the parties.

Western Japan. Western Japan, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Core Plus Bond Fund, the Western Asset Global Multi-Sector Fund, the Western Asset Global Government Bond Fund, the Western Asset Inflation Indexed Plus Bond Fund and the Western Asset Total Return Unconstrained Fund under separate Investment Advisory Agreements between the Manager and Western Japan (collectively, the “Western Japan Advisory Agreement”).

Under the Western Japan Advisory Agreement, Western Japan shall as requested by the Manager regularly provide a fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the fund consistent with the investment objectives, restrictions and policies described in the Prospectus and this Statement of Additional Information. Western Japan receives from the Manager for its services to the fund an advisory fee as described in the Prospectus.

Under the Western Japan Advisory Agreement, Western Japan will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Western Japan Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Western Japan Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation’s Board of Directors, by vote of a majority of the fund’s outstanding voting securities, or by Western Japan, on not more than 60 days’ notice, and may be terminated immediately upon the mutual written consent of the parties.

Western Asset London, Western Asset Japan and Western Asset Singapore provide certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Western Asset London generally manages global and non-U.S. dollar fixed-income mandates, Western Asset Japan generally manages Japanese fixed-income mandates and Western Asset Singapore generally manages Asian (other than Japan) fixed-income mandates. Each office provides services relating to relevant portions of Western Asset’s broader portfolios as appropriate.

Western Asset, Western Asset Japan and Western Asset Singapore undertake investment-related activities including investment management, research and analysis, and securities settlement.

Other Accounts Managed By Portfolio Managers

The table below identifies, for each named portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for other investment companies is shown based on the specific portfolio managers that are named in the disclosure documents for other investment companies. Data for private pooled investment vehicles and other separate accounts is reported based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each account. Where the named individual has been assigned primary responsibility for oversight of a private pooled investment vehicle or separate account, that account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that account. All information is reported as of December 31, 2012.

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets managed for which Advisory Fee is Performance-Based ($)
S. Kenneth Leech
Registered Investment Companies	7	2,497,092,240	0	0
Other pooled investment vehicle	22	11,453,216,323	1	141,004,272
Other accounts	48	18,199,898,393	7	2,848,421,335

Stephen A. Walsh*
Registered Investment Companies	91	175,772,068,945	0	0
Other pooled investment vehicle	229	99,190,004,600	5	813,278,845
Other accounts	718	171,016,293,229	67	16,449,710,556
Carl L. Eichstaedt
Registered Investment Companies	14	11,146,966,710	0	0
Other pooled investment vehicle	17	6,048,436,378	0	0
Other accounts	194	50,182,550,196	25	7,243,919,207

Paul Wynn
Registered Investment Companies	5	2,656,090,193	0	0
Other pooled investment vehicle	6	941,413,550	0	0
Other accounts	31	5,010,836,895	4	547,345,018

Peter H. Stutz
Registered Investment Companies	5	2,656,090,193	0	0
Other pooled investment vehicle	1	24,047,673	0	0
Other accounts	12	1,503,963,356	1	80,768,733

Michael C. Buchanan
Registered Investment Companies	39	21,681,805,885	0	0
Other pooled investment vehicle	45	26,379,099,816	3	512,992,499
Other accounts	197	49,025,308,387	22	7,132,134,390

Mark S. Lindbloom
Registered Investment Companies	15	13,626,943,166	0	0
Other pooled investment vehicle	14	4,978,321,288	0	0
Other accounts	177	47,123,7947,294	25	7,472,039,374

Keith J. Gardner
Registered Investment Companies	28	15,478,653,911	0	0
Other pooled investment vehicle	27	15,105,007,965	1	141,004,272
Other accounts	170	41,640,743,659	21	7,081,752,757

Julien Scholnick
Registered Investment Companies	3	836,002,947	0	0
Other pooled investment vehicle	7	905,210,749	0	0
Other accounts	62	9,362,466,322	1	89,703,844

Ian R. Edmonds
Registered Investment Companies	3	922,378,116	0	0
Other pooled investment vehicle	11	6,775,025,118	1	141,004,272
Other accounts	4	952,949,571	1	368,765,120

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets managed for which Advisory Fee is Performance-Based ($)
Gordon Brown
Registered Investment Companies	7	3,053,440,234	0	0
Other pooled investment vehicle	22	9,488,791,729	1	141,004,272
Other accounts	66	19,733,763,484	8	3,153,859,976

Christopher Orndorff
Registered Investment Companies	4	1,650,590,390	0	0
Other pooled investment vehicle	29	12,825,757,853	2	258,439,288
Other accounts	66	21,839,203,743	10	3,314,997,620

Andrew Belshaw
Registered Investment Companies	1	365,141,611	0	0
Other pooled investment vehicle	48	11,154,289,197	2	258,439,288
Other accounts	96	31,285,633,002	22	5,617,859,954

Andrew Cormack
Registered Investment Companies	0	0	0	0
Other pooled investment vehicle	8	1,970,678,773	0	0
Other accounts	36	14,694,052,846	6	2,479,656,215

Dennis McNamara
Registered Investment Companies	32	144,662,070,257	0	0
Other pooled investment vehicle	26	10,368,606,943	0	0
Other accounts	149	49,046,695,342	8	1,495,573,806

Walter Kilcullen
Registered Investment Companies	4	1,612,438,754	0	0
Other pooled investment vehicle	8	5,224,832,757	0	0
Other accounts	18	2,605,019,609	0	0

*	It is anticipated that Mr. Walsh will step down as a member of each fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join each fund’s portfolio management team of which he is not already a part at that time.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a fund’s trades.

It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a fund because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the funds, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or the other account(s) involved. Additionally, the management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a fund. For example, a portfolio manager could short sell a security for an account immediately prior to a fund’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the funds) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.

Compensation of Portfolio Managers

With respect to the compensation of portfolio managers, each Adviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, each Adviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

As of December 31, 2012, Mr. Walsh beneficially owned shares of Western Asset Core Plus Bond Fund and Western Asset Total Return Unconstrained Fund with a dollar value between $50,001 - $100,000 and $500,001 - $1,000,000, respectively. None of the other portfolio managers named above owned shares of the fund(s) for which they are jointly and primarily responsible as of the dates shown above under the heading “Other Accounts Managed By Portfolio Managers.” It is anticipated that Mr. Walsh will step down as a member of each fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join each fund’s portfolio management team of which he is not already a part at that time.

Distributor

LMIS, 100 International Drive, P.O. Box 1476, Baltimore, MD 21203-1476, acts as a distributor of the shares of the Corporation pursuant to a Amended and Restated Distribution Agreement with the Corporation dated February 27, 2012 (the “Underwriting Agreement”).

LMIS is not obligated to sell any specific number of the Corporation’s shares and receives no compensation pursuant to the Underwriting Agreement. Except as noted in the Prospectus, the Corporation’s shares are distributed in a continuous offering. The Underwriting Agreement is terminable with respect to any fund without penalty, at any time, by vote of a majority of the Corporation’s Independent Directors, or by vote of the holders of a majority of the shares of that fund, or by LMIS upon 60 days’ notice to the Corporation.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the funds. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for a fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The funds generally pay the transfer agent for certain recordkeeping and administrative services. In addition, the funds may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of a fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the funds reimburse LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to a fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of a fund.

Initial Sales Charge

The aggregate dollar amounts of initial sales charges on Class A shares received and retained by LMIS were as follows:

Class A Shares

For the fiscal period ended December 31, 2012:

Fund	Year	LMIS ($)
Western Asset Core Bond Fund	2012	13,419
Western Asset Core Plus Bond Fund	2012	12,498
Western Asset Global Multi-Sector Fund	2012	0
Western Asset High Yield Fund	2012	2,172
Western Asset Inflation Indexed Plus Bond Fund	2012	350
Western Asset Intermediate Bond Fund	2012	0
Western Asset Global Government Bond Fund	2012	0
Western Asset Total Return Unconstrained Fund	2012	225

Contingent Deferred Sales Charges

The aggregate dollar amount of contingent deferred sales charges on Class A, Class C and Class C1 shares received and retained by LMIS were as follows:

Class A Shares

For the fiscal period ended December 31, 2012:

Fund	Year	LMIS ($)
Western Asset Core Bond Fund	2012	398
Western Asset Core Plus Bond Fund	2012	637
Western Asset Global Multi-Sector Fund	2012	0
Western Asset High Yield Fund	2012	0
Western Asset Inflation Indexed Plus Bond Fund	2012	0
Western Asset Intermediate Bond Fund	2012	0
Western Asset Global Government Bond Fund	2012	0
Western Asset Total Return Unconstrained Fund	2012	0

Class C Shares

For the fiscal period ended December 31, 2012:

Fund	Year	LMIS ($)
Western Asset Core Bond Fund	2012	30
Western Asset Core Plus Bond Fund	2012	571
Western Asset Global Multi-Sector Fund	2012	0
Western Asset High Yield Fund	2012	0
Western Asset Inflation Indexed Plus Bond Fund	2012	595
Western Asset Intermediate Bond Fund	2012	77
Western Asset Global Government Bond Fund	2012	0
Western Asset Total Return Unconstrained Fund	2012	0

Class C1 Shares

For the fiscal period ended December 31, 2012:

Fund	Year	LMIS ($)
Western Asset Core Bond Fund	2012	9
Western Asset Core Plus Bond Fund	2012	994
Western Asset Inflation Indexed Plus Bond Fund	2012	0

Shareholder Services and Distribution Plans

12b-1 Plan. The Corporation, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C, Class C1 and Class R shares. Under the 12b-1 Plan, each fund pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class C, Class C1 and Class R shares and service fees for Class A, Class C, Class C1 and Class R shares. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Each fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to its Class A, Class C, Class C1 and Class R shares. In addition, each fund pays distribution fees with respect to the Class C shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to such class. Western Asset Core Bond Fund and Western Asset Core Plus Bond Fund pay distribution fees with respect to the Class C1 shares at the annual rate of 0.45% of the fund’s average daily net assets attributable to such class and Western Asset Inflation Indexed Plus Bond Fund pays distribution fees with respect to the Class C1 shares at the annual rate of 0.50% of the fund’s average daily net assets attributable to such class. Each fund pays distribution fees with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and other parties in respect of the sale of shares of each fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class C and Class C1 investors.

The 12b-1 Plan permits each fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the respective fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the respective fund. In their annual consideration of the continuation of the 12b-1 Plan for each fund, the Directors will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to each fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Independent Directors of the Corporation who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ( “Qualified Directors”). The Qualified Directors, in the exercise of their business judgment in the best interests of the shareholders of each fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that each fund and distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Directors is committed to the discretion of the Qualified Directors then in office. The 12b-1 Plan may be terminated with respect to any class of each fund at any time by a vote of a majority of the fund’s Qualified Directors or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Directors and Qualified Directors. Each fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of each fund in connection with the offering of shares of the fund pursuant to the distribution agreement. Dealer reallowances, if any, are described in each fund’s Prospectus.

FI Share 12b-1 Plan. The Corporation, on behalf of each fund, has adopted an amended distribution plan (the “FI Share 12b-1 Plan,” and, collectively with the 12b-1 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class FI shares, which among other things, permits the Corporation to pay LMIS fees for its services related to sales and distribution of Class FI shares and the provision of ongoing services to Class FI shareholders by LMIS or other parties. Payments are made only from assets attributable to Class FI shares. Under the FI Share 12b-1 Plan, the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of each fund’s average daily net assets attributable to Class FI shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Class FI shares only. LMIS may pay all or a portion of the fee to its investment executives.

The FI Share 12b-1 Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the Qualified Directors, cast in person at a meeting called for the purpose of voting on the FI Share 12b-1 Plan. The FI Share 12b-1 Plan may be terminated by a vote of a majority of the Qualified or by a vote of a majority of the outstanding voting securities of the Class FI of the fund in question. Any change in the FI Share 12b-1 Plan that would materially increase the distribution cost to a fund requires shareholder approval; otherwise, the FI Share 12b-1 Plan may be amended by the Directors, including a majority of the Qualified Directors, as previously described.

In accordance with Rule 12b-1, the FI Share 12b-1 Plan provides that LMIS will submit to the Corporation’s Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the FI Share 12b-1 Plan and the purposes for which expenditures were made. In addition, as long as the FI Share 12b-1 Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

There are certain anticipated benefits to shareholders of the Corporation that may result from the FI Share 12b-1 Plan. For example, the payment of service fees will provide an incentive to maintain and enhance the level of services provided to each fund’s Financial Intermediary shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling each fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by each fund in connection with its FI Share 12b-1 Plan. Furthermore, the investment management of each fund could be enhanced, as net inflows of cash from new sales might enable its Adviser(s) to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Those persons listed in “Management of the Funds” as holding positions with LMIS may be deemed to have an interest in the operation of the 12b-1 Plans. No Independent Director of the Corporation has an interest in the operation of the 12b-1 Plans.

LMIS pays certain expenses in connection with the offering of shares of each fund, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The funds bear the expenses of preparing, setting in type and mailing the prospectuses, SAIs and periodic reports to existing shareholders.

For the fiscal period ended December 31, 2012, the funds incurred the following distribution and service fees with respect to the Class A shares of the Western Asset Core Bond, Western Asset Core Plus Bond, Western Asset Global Multi-Sector, Western Asset High Yield Fund, Western Asset Inflation Indexed Plus Bond, Western Asset Intermediate Bond, Western Asset Global Government Bond and Western Asset Total Return Unconstrained Funds:

Western Asset Core Bond Fund	$156,098
Western Asset Core Plus Bond Fund	$91,714
Western Asset Global Multi-Sector Fund	$19
Western Asset High Yield Fund	$309
Western Asset Inflation Indexed Plus Bond Fund	$17,119
Western Asset Intermediate Bond Fund	$49
Western Asset Global Government Bond Fund	$17
Western Asset Total Return Unconstrained Fund	$597

For the fiscal period ended December 31, 2012, the funds incurred the following distribution and service fees with respect to the Class C shares of the Western Asset Core Bond, Western Asset Core Plus Bond, Western Asset Global Multi-Sector, Western Asset High Yield Fund, Western Asset Inflation Indexed Plus Bond, Western Asset Intermediate Bond, Western Asset Global Government Bond and Western Asset Total Return Unconstrained Funds:

Western Asset Core Bond Fund	$2,176
Western Asset Core Plus Bond Fund	$9,969
Western Asset Global Multi-Sector Fund	$68
Western Asset High Yield Fund	$475
Western Asset Inflation Indexed Plus Bond Fund	$4,007
Western Asset Intermediate Bond Fund	$219
Western Asset Global Government Bond Fund	$170
Western Asset Total Return Unconstrained Fund	$247

For the fiscal year ended December 31, 2012, the funds incurred the following distribution and service fees with respect to the Class C1 shares of the Western Asset Core Bond, Western Asset Core Plus Bond and Western Asset Inflation Indexed Plus Bond:

Western Asset Core Bond Fund	$68,905
Western Asset Core Plus Bond Fund	$73,687
Western Asset Inflation Indexed Plus Bond Fund	$10,430

No other fund had Class C1 shares outstanding during the fiscal year ended December 31, 2012.

For the fiscal year ended December 31, 2012, the funds incurred the following distribution and service fees with respect to the Class FI shares of the Western Asset Core Bond, Western Asset Core Plus Bond, Western Asset Global Multi-Sector, Western Asset Inflation Indexed Plus Bond, Western Asset Intermediate Bond and Western Asset Total Return Unconstrained Funds:

Western Asset Core Bond Fund	$2,050,914
Western Asset Core Plus Bond Fund	$6,346,899
Western Asset Global Multi-Sector Fund	$261
Western Asset Inflation Indexed Plus Bond Fund	$3,855
Western Asset Total Return Unconstrained Fund	$128,381

No other fund had Class FI shares outstanding during the fiscal year ended December 31, 2012.

For the fiscal period ended December 31, 2012, the funds incurred the following distribution and service fees with respect to the Class R shares of the Western Asset Core Bond, Western Asset Core Plus Bond, Western Asset Global Multi-Sector, Western Asset High Yield Fund, Western Asset Inflation Indexed Plus Bond, Western Asset Intermediate Bond, Western Asset Global Government Bond and Western Asset Total Return Unconstrained Funds:

Western Asset Core Bond Fund	$1,770
Western Asset Core Plus Bond Fund	$512
Western Asset Global Multi-Sector Fund	$34
Western Asset High Yield Fund	$35
Western Asset Inflation Indexed Plus Bond Fund	$34
Western Asset Intermediate Bond Fund	$34
Western Asset Global Government Bond Fund	$34
Western Asset Total Return Unconstrained Fund	$34

The 12b-1 Plans pay a fixed fee rate to LMIS each month. LMIS, in turn, generally expects to use the entire amount of this compensation to pay distribution expenses, including amounts paid to third parties.

For the fiscal year or period ended December 31, 2012, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund and Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total ($)
Western Asset Core Bond Fund
A	156,007	0	28,914	0	184,921
C	1,788	0	2,072	0	3,860
C1	68,905	0	1,991	0	70,896
FI	2,042,470	0	628,615	501	2,671,586
R	1,749	0	120	0	1,869

Fund and Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total ($)
Western Asset Core Plus Bond Fund
A	91,704	0	29,434	0	121,138
C	3,922	0	7,467	0	11,389
C1	71,097	0	2,306	0	73,403
FI	6,042,109	0	2,328,228	1,703	8,372,040
R	490	0	45	0	535
Western Asset Global Multi-Sector Fund
A	0	0	8,048	0	8,048
C	0	0	4	0	4
FI	0	0	88	0	88
R	0	0	4	0	4
Western Asset High Yield Fund
A	246	0	674	0	920
C	3	0	270	0	273
R	0	0	11	0	11
Western Asset Inflation Indexed Plus Bond Fund
A	17,104	0	2,410	0	19,514
C	600	0	3,098	0	3,698
C1	10,430	0	529	0	10,959
FI	3,817	0	1,687	4	5,508
R	0	0	21	0	21
Western Asset Intermediate Bond Fund
A	35	0	37	0	72
C	0	0	124	0	124
R	0	0	35	0	35
Western Asset Global Government Bond Fund
A	0	0	24	0	24
C	0	0	957	0	957
R	0	0	24	0	24
Western Asset Total Return Unconstrained Fund
A	580	0	1,712	0	2,295
C	0	0	90	0	90
FI	96,619	0	46,385	28	143,032
R	0	0	21	0	21

Certain funds owned, as of December 31, 2012, securities issued by “regular broker-dealers” of such funds, as that term is defined in Rule 10b-1 under the 1940 Act, or by the parents of regular broker-dealers. The value of such securities held by each such fund as of December 31, 2012 is set forth in the tables below.

Western Asset Core Bond Fund

Broker	Value of Securities (000’s)
Citigroup Global Markets, Inc.	$41,541
Goldman Sachs & Co., Inc.	$40,788
JPMorgan Chase & Co.	$40,660

Broker	Value of Securities (000’s)
Morgan Stanley	$16,695
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$14,129
Wells Fargo & Co.	$11,485
UBS Securities LLC	$7,096
Banc of America Securities LLC	$5,853
Credit Suisse Securities (USA) LLC	$2,918
Barclays Capital Inc.	$2,028

Western Asset Core Plus Bond Fund

Broker	Value of Securities (000’s)
Citigroup Global Markets, Inc.	$163,065
Goldman Sachs & Co., Inc.	$126,902
Banc of America Securities LLC	$112,017
JPMorgan Chase & Co.	$107,000
Morgan Stanley	$70,308
Wells Fargo & Co.	$66,811
Credit Suisse Securities (USA) LLC	$22,485
UBS Securities LLC	$20,301
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$9,359
Barclays Capital Inc.	$5,040
Deutsche Bank Securities, Inc.	$124

Western Asset Global Multi-Sector Fund

Broker	Value of Securities (000’s)
JPMorgan Chase & Co.	$281
Barclays Capital Inc.	$239
Citigroup Global Markets, Inc.	$173
Banc of America Securities LLC	$114
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$104
Morgan Stanley	$71
Goldman Sachs & Co.	$70

Western Asset High Yield Fund

Broker	Value of Securities (000’s)
Citigroup Global Markets, Inc. – Equity	$5,783
Barclays Capital Inc.	$2,369
UBS Securities LLC	$1,800
Goldman Sachs & Co. – Equity	$578

Western Asset Inflation Indexed Plus Bond Fund

Broker	Value of Securities (000’s)
Credit Suisse Securities (USA) LLC	$322
JPMorgan Chase & Co.	$54

Western Asset Intermediate Bond Fund

Broker	Value of Securities (000’s)
Citigroup Global Markets, Inc.	$7,028
Banc of America Securities LLC	$5,889
Goldman Sachs & Co., Inc.	$5,277
Morgan Stanley	$4,137
Credit Suisse Securities (USA) LLC	$2,761
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$2,686
JPMorgan Chase & Co.	$1,725
Wells Fargo & Co.	$1,672
UBS Securities LLC	$1,042
Barclays Capital Inc.	$980

Western Asset Global Government Bond Fund

Broker	Value of Securities (000’s)
None	0

Western Asset Total Return Unconstrained Fund

Broker	Value of Securities (000’s)
Citigroup Global Markets, Inc.	$8,811
Goldman Sachs & Co., Inc.	$2,144
Banc of America Securities LLC	$740
Morgan Stanley	$341
Deutsche Bank Securities, Inc.	$125

Proxy Voting Policies and Procedures

The Directors of the Corporation have adopted the proxy voting policy of Western Asset (the “Policy”) as the Proxy Voting Policies and Procedures of each fund. The Policy governs in determining how proxies relating to a fund’s portfolio securities are voted. A copy of the Policy is attached as Appendix B to this SAI. Information regarding how a fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 1-877-721-1926 and (2) on the SEC’s website at http://www.sec.gov.

Purchase of Shares

See each fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class. Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the respective fund. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class C, Class C1, Class FI, Class R, Class I or Class IS shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Class C1 Shares. Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares are available for dividend reinvestment and incoming exchanges. Class C1 shares are not subject to an intial sales charge but certain Class C1 shares are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

For additional information regarding applicable investment minimums and eligibility requirements, please see the respective fund’s Prospectus.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The funds reserve the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Class I Shares. The following persons are eligible to purchase Class I shares: (i) current employees of the funds’ manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Class IS Shares. Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of a fund, certain rollover IRAs and Institutional Investors, and other investors authorized by LMIS. In order to purchase Class IS shares, an investor must hold its shares in one account with a fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the respective fund’s Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C and Class C1 Shares. Class C and Class C1 shares are sold without an initial sales charge but Class C and certain Class C1 shares are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R, Class I and Class IS Shares. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup Inc. (“Citigroup”);

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1)	$100,000

(2)	$250,000

(3)	$500,000

(4)	$750,000

(5)	$1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares, (b) Class C1 shares of Western Asset Core Bond Fund and Western Asset Core Plus Bond Fund and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Class C1 shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2; (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the Manager.

The contingent deferred sales charge is waived on Class C and Class C1 shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The funds offers their shares on a continuous basis. The public offering price for each class of shares of a fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C, Class C1, Class FI, Class R, Class I and Class IS shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class C and Class C1 shares, and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

Set forth below is an example of the method of computing the offering price of Class A shares of each fund based on the NAV of a share of the fund as of December 31, 2012.

Western Asset Core Bond Fund	Class A (based on a NAV of $12.37 and a maximum initial sales charge of 4.25%)	$12.92
Western Asset Core Plus Bond Fund	Class A (based on a NAV of $11.67 and a maximum initial sales charge of 4.25%)	$12.19
Western Asset Global Multi-Sector Fund	Class A (based on a NAV of $10.47 and a maximum initial sales charge of 4.25%)	$10.93
Western Asset High Yield Fund	Class A (based on a NAV of $8.86 and a maximum initial sales charge of 4.25%)	$9.25
Western Asset Inflation Indexed Plus Bond Fund	Class A (based on a NAV of $12.22 and a maximum initial sales charge of 4.25%)	$12.76
Western Asset Intermediate Bond Fund	Class A (based on a NAV of $11.23 and a maximum initial sales charge of 4.25%)	$11.73
Western Asset Global Government Bond Fund	Class A (based on a NAV of $9.32 and a maximum initial sales charge of 4.25%)	$9.73
Western Asset Total Return Unconstrained Fund	Class A (based on a NAV of $10.64 and a maximum initial sales charge of 4.25%)	$11.11

For Western Asset Enhanced Equity Fund, Class A (based on an estimated NAV of $10.00 and a maximum initial sales charge of 4.25%)	$10.44

Other Purchase Information

A purchase order, together with payment in one of the forms described in the following paragraphs, received by Boston Financial Data Services (the “Transfer Agent” or “BFDS”) prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) (“close of the NYSE”) will be effected based on that day’s net asset value. An order received after the close of the NYSE will generally be effected based on the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the NYSE and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected based on the net asset value determined on the prior business day.

Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Before wiring federal funds, the investor must first telephone the fund at 1-877-721-1926 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund. Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for purposes of determining net asset value. See “Share price” in the Prospectus. Investors who wish to purchase fund shares through the contribution of securities should contact such fund at 1-877-721-1926 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The fund has full discretion to reject any securities offered as payment for shares.

Purchases will be made in full and fractional shares.

The funds and LMIS reserve the right, in their sole discretion, to request additional documents and information from investors in connection with purchase orders and to redeem shares if information provided in the application should prove to be incorrect or incomplete in any manner judged by a fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of the fund).

Shares of a fund may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular fund are available for offer and sale in their State of residence. Shares of a fund may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Redemption of Shares

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of a fund’s investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of a fund’s shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

For direct shareholders, fund shares may be redeemed through four methods: (1) by sending a written request for redemption to Legg Mason funds, P.O. Box 55214, Boston, MA 02205-8504; (2) by faxing a request to the fund, c/o BFDS, at 1-816-218-0462; (3) by calling the fund at 1-877-721-1926; or (4) by wire communication with the Transfer Agent. In each case, the investor should first notify the fund at 1-877-721-1926 of the intention to redeem. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing. Other shareholders should contact their Service Agent.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request.

Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The funds no longer issue share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The funds and their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. The Withdrawal Plan will be carried over on exchanges between funds sold by the distributor or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the applicable fund.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the Transfer Agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

In consideration of the best interests of the non-redeeming shareholders, the Corporation reserves the right to pay any redemption price in whole or in part by a distribution in kind of readily marketable securities held by a fund in lieu of cash. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution. In addition, depending upon the circumstances, a shareholder may incur additional tax liability upon the sale of securities received in a redemption in kind.

Significant Investors

Certain investment companies may invest in a fund and may at times have substantial investments in a fund. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, a fund may experience relatively large redemptions or investments due to transactions in fund shares by a fund of funds or other significant investor. The effects of these transactions could adversely affect a fund’s performance. In the event of such redemptions or investments, a fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of a fund. In addition, when a fund of funds or other investor owns a substantial portion of the shares of a fund, a large redemption by the fund of funds or other investor could cause a fund’s expenses to increase and could result in a fund becoming too small to be economically viable. Redemptions of fund shares could also accelerate the realization of taxable capital gains in a fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a fund’s shares.

Shareholder Servicing Payments

Funds may make payments to financial intermediaries that sell Class A, Class C, Class C1, Class FI or Class R shares of the funds or to other parties in connection with the sale Class A, Class C, Class C1, Class FI or Class R or servicing of Class A, Class C, Class C1, Class FI or Class R shares. Such payments may relate to, without limitation, personal services rendered to shareholders of the funds and the maintenance of shareholder accounts, including compensation to, and expenses of, financial intermediaries (including retirement plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a fund’s shares, who forward communications from the funds to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Corporation in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Salespersons and others entitled to receive compensation for selling Class A, Class C, Class C1, Class FI or Class R or servicing fund shares may receive greater compensation with respect to one class of shares than the other.

Exchange Privilege

Shareholders in any fund may exchange their shares for shares of the same class of any of the other funds or, if the investor meets the applicable eligibility requirements for making an initial investment in the applicable share class, directly for shares of a different class of the same fund, provided, in each case, that the shares of that class are being offered at the time of the proposed exchange. Shareholders in any fund may also exchange their shares for the same class of shares of any other funds distributed by LMIS so long as the proposed exchange meets the eligibility requirements of the shares of the other fund. Investments by exchange are made at the per share net asset values next determined after the order for exchange is received in good order.

When a shareholder decides to exchange shares of a fund for shares of the same class of another fund, the Corporation’s transfer agent will redeem shares of the fund and invest the proceeds in shares of the fund selected. When a shareholder decides to exchange shares of a fund for shares of a different class of the same fund, the Corporation’s transfer agent will simultaneously exchange the shareholder’s existing shares for shares of the new class. Redemptions and exchanges of shares of the fund will be made at their net asset value determined on the same day that the request is received in proper order, if received before the close of regular trading on the Exchange. If the request is received by the transfer agent after such close of regular trading, shares will be redeemed or exchanged at their net asset value determined as of the close of the Exchange on the next day the Exchange is open. The funds reserve the right to modify or terminate the exchange privilege at any time. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent. For more information concerning the exchange privilege, or to make an exchange, please contact Legg Mason Funds.

Class A, Class FI, Class R and Class I Exchanges. Class A, Class FI, Class R and Class I shareholders who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class C and Class C1 Exchanges. Class C and Class C1 shares may be exchanged for other Class C and Class C1 shares without a contingent deferred sales charge. Upon an exchange, the new Class C and Class C1 shares will be deemed to have been purchased on the same date as the Class C and Class C1 shares of the fund that have been exchanged.

Grandfathered Retirement Program with Exchange Features. Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C shares of a fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each Fund’s Prospectus.

During times of drastic economic or market conditions, the funds may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the respective fund’s Prospectus for additional information. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Systematic Withdrawal Plan

Shareholders with an initial net asset value of $1,000,000 or more are eligible to participate in the Systematic Withdrawal Plan. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. Receipt of payment of proceeds or redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will generally be credited with the proceeds in approximately three business days.

Redemptions will be based on the net asset value per share determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed based on the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed based on the per share net asset value determined as of the previous day the Exchange was open. Requests must be made in writing to Legg Mason Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time without charge or penalty by notifying Legg Mason Institutional Services. Each fund, its transfer agent, and Legg Mason Funds also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, it may not be in your interest to purchase additional shares of a fund if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals.

Portfolio Transactions and Brokerage

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

For the following fiscal periods, the portfolio turnover rates of each operative fund were as follows:

Fund	2012	2011
Western Asset Core Bond Fund	149%	141%
Western Asset Core Plus Bond Fund	127%	170%
Western Asset Global Multi-Sector Fund	49%	13%
Western Asset High Yield Fund	86%	103%
Western Asset Inflation Indexed Plus Bond Fund	54%	50%
Western Asset Intermediate Bond Fund	101%	69%
Western Asset Global Government Bond Fund	219%	132%
Western Asset Total Return Unconstrained Fund	85%	142%

Based on the Adviser(s)’ assessment of market conditions, the Adviser(s) may trade a fund’s investments more frequently at some times than at others resulting in a higher portfolio turnover rate. High portfolio turnover rates are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains. Changes in portfolio turnover rates shown above are not reflective of material changes to the funds’ principal investment strategies.

Under the various Management Agreements and Advisory Agreements, the Manager and the Advisers are responsible for the execution of the funds’ transactions. Each fund’s Adviser places all orders for the purchase and the sale of portfolio investments with brokers or dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the fund of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Corporation usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the Advisers must seek the most favorable price (including the applicable dealer spread) and execution for such transactions. The funds may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the funds, the Advisers will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s or dealer’s facilities and any risk assumed by the executing broker or dealer.

It is the current policy of the Advisers not to give consideration to research, statistical and other non-execution services (except as described below) furnished by brokers or dealers to the Advisers in selecting broker dealers to execute fund transactions (commonly known as “soft dollar” commission arrangements). However, an Adviser may receive research or statistical information from brokers or dealers with whom it executes trades.

The funds may use LMIS, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. In the prior three fiscal years, the funds did not use LMIS or any other affiliated person as a broker.

Some securities considered by an Adviser for purchase by a fund may also be appropriate for other clients served by the Adviser. To the extent the fund and such other clients purchase the same security, transactions in such security will be allocated among the fund and such other clients in a manner considered fair and reasonable by the Adviser.

The funds may not buy securities from, or sell securities to, an Adviser or its affiliated persons as principal, except as permitted by the rules and regulations of the SEC or interpretations of the SEC staff. Subject to certain conditions, the funds may purchase securities that are offered in underwritings in which an affiliate of an Adviser is a participant, although the funds may not make such purchases directly from such affiliate.

The Advisers will select brokers to execute portfolio transactions. In the over-the-counter market, the funds generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

Investment decisions for the funds are made independently from those of other funds and accounts advised by the Advisers. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account’s ability to participate in larger volume transactions may produce better executions and prices. Depending on investment objectives, applicable law, governing documents, current holdings, cash availability, and other factors, the Advisers or their affiliates may sell or recommend the sale of a particular security for certain accounts and buy or recommend the purchase of such security for other accounts, and accordingly, transactions for the funds may not be consistent with transactions in other accounts or with the Advisers’ investment recommendations.

Western Asset’s Broker Review Committee periodically reviews the funds’ approved broker lists, broker allocation and execution to ensure that they are consistent with the funds’ stated policy.

For the following fiscal periods, the following funds paid commissions in the following amounts to broker-dealers and futures commission merchants who acted as agents in executing options and futures trades:

	2012 ($)	2011 ($)	2010 ($)
Western Asset Core Bond Fund	194,516	261,716	498,618
Western Asset Core Plus Bond Fund	730,907	1,087,915	1,062,127
Western Asset Global Multi-Sector Fund	1,125	575	None
Western Asset High Yield Fund	None	6,165	8,024
Western Asset Inflation Indexed Plus Bond Fund	68,943	39,614	18,144
Western Asset Intermediate Bond Fund	23,202	40,287	88,679
Western Asset Global Government Bond Fund	53,172	67,744	25,413
Western Asset Total Return Unconstrained Fund	42,316	70,800	76,729

The commissions listed in the table above do not include mark-ups or commissions paid by the funds with respect to purchases of securities traded in the over-the-counter markets. If such amounts were included, the amounts disclosed in the table would be substantially higher.

Codes of Ethics

The Corporation, the Manager, LMIS and each Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Corporation.

Additional Tax Information

The following discussion of U.S. federal income tax consequences of an investment in a fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a fund. There may be other tax considerations applicable to particular shareholders, including tax-advantaged retirement plans and foreign persons (defined below). Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

General Requirements for “Pass-through” Treatment

The funds have elected to be treated and intend to qualify to be treated each year as regulated investment companies (“RICs”) under Subchapter M of the Code. In order to qualify for treatment as a RIC, each fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of certain fund investments will depend on the terms and conditions of the investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect a fund’s ability to meet the diversification test.

If a fund qualifies as a RIC that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a fund does not meet the income, diversification or distribution test described above, in some cases the fund will be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. In particular, if a fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retrospectively. Portfolio transactions executed by a fund in order to comply with the diversification test will increase the fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. Given current market conditions and investment opportunities, it is likely that Western Asset Global Government Bond Fund will make use of the 30-day cure period on a regular basis.

If a fund were ineligible to or otherwise did not cure a failure of any of these tests for any year, or if a fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

If a fund fails to distribute in a calendar year at least 98% of its ordinary income for such year and at least 98.2% of its capital gain net income for the one-year period ending October 31 (or a later date if a fund is permitted to so elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date if a fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending with the calendar year. A distribution declared by a fund in October, November or December of any year and payable to shareholders of record on a date in such months will be deemed to have been paid by the fund and received by the shareholders on December 31 of the year in which the distribution is declared if the distribution is paid by the fund during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls. Each fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Each fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by a fund will be subject to tax at regular corporate rates. A fund may also retain for investment its net capital gain. If a fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Certain of the funds may be treated as personal holding companies for federal income tax purposes. A fund that is a personal holding company would for each taxable year be subject to a 15% personal holding company tax on any undistributed personal holding company income, as defined in Section 545 of the Code. Each fund that qualifies as a personal holding company intends to distribute all or substantially all of its personal holding company income with respect to each taxable year. For these purposes, a personal holding company may elect to treat certain dividends paid before the 15th day of the third month following the close of the taxable year, subject to limitations, as having been paid during the prior taxable year.

In order to qualify as a regulated investment company for U.S. federal income tax purposes, among other requirements, a fund must derive at least 90% of its gross income from specified sources (such income, “qualifying income”). Certain commodity-linked investments do not or may be determined not to give rise to qualifying income. If a fund’s non-qualifying income from any source including such commodity-linked investments were to exceed 10% of its gross income for any taxable year, the fund would fail to qualify as a regulated investment company for that year, unless the fund cured such failure by paying a fund-level tax equal to the full amount of such excess. If a fund were to fail to qualify as a regulated investment company, it would become subject to federal income tax at regular corporate rates without reduction for distributions to shareholders, and fund distributions would be taxable to shareholders as ordinary dividends to the extent attributable to the fund’s earnings and profits, resulting in diminished returns to shareholders.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a RIC generally is permitted to elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date if a fund makes the election referred to above)) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date if a fund makes the election referred to above), plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31, if any) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a fund’s net investment income. Instead, potentially subject to certain limitations, a fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Each fund’s capital loss carryovers as of the end of its most recently ended fiscal year are listed below; see the most recent annual shareholder report for each fund for more information.

On December 31, 2012, the unused capital loss carryforwards for Western Asset Core Bond Fund were $462,861,044. For federal income tax purposes, these amounts are available to be applied against future net capital gains, if any, that are realized prior to the expiration of the applicable carryforwards, subject to the rules described above.

Amount of Capital Loss Carryforward that Expires ($)				Amount of Capital Loss Carryforward that does not Expire ($)
December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018	60,270,527
84,734,017	33,885,094	250,607,702	33,363,704

On December 31, 2012, the unused capital loss carryforwards for Western Asset Core Plus Bond Fund were $388,345,519. For federal income tax purposes, these amounts are available to be applied against future net capital gains, if any, that are realized prior to the expiration of the applicable carryforwards, subject to the rules described above.

Amount of Capital Loss Carryforward that Expires ($)
December 31, 2013	December 31, 2014	December 31, 2017
7,513,499	808,003	380,024,017

On December 31, 2012, Western Asset Global Government Bond Fund did not have any unused capital loss carryforwards.

On December 31, 2012, Western Asset Global Multi-Sector Fund did not have any unused capital loss carryforwards.

On December 31, 2012, the unused capital loss carryforwards for Western Asset High Yield Fund were $115,511,416. For federal income tax purposes, these amounts are available to be applied against future net capital gains, if any, that are realized prior to the expiration of the applicable carryforwards, subject to the rules described above.

Amount of Capital Loss Carryforward that Expires ($)
December 31, 2016	December 31, 2017
32,093,148	83,418,268

On December 31, 2012, Western Asset Inflation Indexed Plus Bond Fund did not have any unused capital loss carryforwards.

On December 31, 2012, the unused capital loss carryforwards for Western Asset Intermediate Bond Fund were $5,646,448. For federal income tax purposes, these amounts are available to be applied against future net capital gains, if any, that are realized prior to the expiration of the applicable carryforwards, subject to the rules described above. These capital loss carryforwards do not expire.

On December 31, 2012, the unused capital loss carryforwards for Western Asset Total Return Unconstrained Fund were $30,976,046. For federal income tax purposes, these amounts are available to be applied against future net capital gains, if any, that are realized prior to the expiration of the applicable carryforwards, subject to the rules described above.

Amount of Capital Loss Carryforward that Expires ($)			Amount of Capital Loss Carryforward that does not Expire ($)
December 31, 2016	December 31, 2017	December 31, 2018	13,529,554
1,073,088	13,463,088	2,910,316

Distributions

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Dividends and distributions on a fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a fund’s net asset value reflects either unrealized gains or income and gains that have been realized but not distributed. Realized gains may be required to be distributed even when a fund’s net asset value also reflects unrealized losses.

For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a fund owned for more than one year and that are properly designated by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in and taxed at the rates applicable to a shareholder’s net capital gain. Net capital gain is taxed to individuals at reduced rates. Distributions of gains from the sale of investments that a fund owned for one year or less will be taxable as ordinary income.

Distributions reported by a fund as “qualified dividend income” will be taxed to an individual shareholder at the rates applicable to net capital gain, provided the fund and the shareholder meet holding period and other requirements. The funds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year, if the fund and the shareholder meet holding period and other requirements. The fund s generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a fund.

If a fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares by such shareholder.

To the extent distributions consist of interest from securities of the U.S. Government and certain of its agencies and instrumentalities, they may be exempt from state and local income taxes. Interest from obligations that are merely guaranteed by the U.S. Government or one of its agencies, such as mortgage participation certificates guaranteed by GNMA, generally is not entitled to this exemption. Although there is no assurance that any such state and local exemptions will be available, shareholders will be advised of the portion of fund distributions that might qualify for such an exemption.

Federal tax information with respect to distributions for each calendar year will be furnished to each shareholder early in the succeeding year.

Sale or Redemption or Exchange of Shares

Upon the disposition of shares of a fund (whether by redemption, sale or exchange), a shareholder may realize gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will generally be treated as short-term capital gain or loss. As noted above, long-term capital gains are includible in net capital gain and taxed to individuals at reduced rates. If shares of any fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any Capital Gain Dividends received on those shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost Basis Reporting

The funds, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

Shareholders may instruct a fund to use a method other than average basis for an account, but that other method will not apply to shares that have already been redeemed or exchanged. Choosing a method other than average basis after such redemptions or exchanges, rather than before, may affect the basis of the remaining fund shares. For further assistance, shareholders who hold their shares directly with a fund may call the funds at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Securities Issued or Purchased at a Discount

A fund may purchase debt securities with original issue discount (“OID”), market discount or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and accordingly required to be distributed by a fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a fund’s income, will depend upon which of the permitted accrual methods the fund elects.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. Market discount generally accrues in equal daily installments. A fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income from such debt obligations.

Because the OID, market discount, or acquisition discount earned by a fund in a taxable year may exceed the total amount of cash interest the fund receives from the relevant debt obligations, the fund may have to dispose of securities, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy distribution requirements. A fund may realize capital gains or losses from such dispositions, which would increase or decrease the fund’s investment company taxable income and/or net capital gain. In the event the fund realizes net capital gains from such transactions, its shareholders may receive larger Capital Gain Dividends than they would in the absence of such transactions.

In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Securities Purchased at a Premium

Very generally, where a fund purchases a bond at a price that exceeds the redemption price at maturity— that is at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a fund to reduce its tax basis by the amount of amortized premium.

Foreign Taxation

Dividends and interest received by a Fund, and gains realized by a Fund on non-U.S. securities, may be subject to income, withholding or other taxes imposed by non-U.S. countries and U.S. possessions that would reduce the yield on those securities. Tax conventions between certain countries and the United States may reduce or eliminate these non-U.S. taxes.

If at the end of a fund’s taxable year securities of non-U.S. corporations represent more than 50% of the value of its total assets, the fund may make an election to treat any non-U.S. taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations or, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of non-U.S. taxes paid by a fund may be subject to certain limitations (including a holding period requirement, applicable to both the fund and its shareholders, imposed by the Code), which may result in the shareholders not receiving a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a fund through tax-exempt shareholders (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a fund. Even if a fund is eligible to make the election to treat non-U.S. taxes paid by it as paid by its shareholders, the fund may choose not to do so.

Foreign Currencies

A fund’s transactions in non-U.S. currencies, non-U.S. denominated debt obligations or certain non-U.S. currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate distributions by a fund to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years. Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to the Corporation’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Options, Futures, Forward Contracts, Swap Agreements and Other Financial Instruments

In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and the fund sells or delivers the underlying security, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain contracts (including regulated futures contracts) entered into by a fund as well as listed non-equity options written or purchased by a fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above, a fund’s transactions in Financial Instruments, as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

Certain of a fund’s investments in Financial Instruments and foreign currency-denominated instruments, and any of the fund’s transactions in foreign currencies and hedging activities are likely to produce a difference between its book income and the sum of its taxable income and its net tax-exempt income, if any. If a fund’s book income is less than the sum of its taxable income and its net tax-exempt income, it could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. If a fund’s book income exceeds the sum of its taxable income and its net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

A fund may seek exposure to commodities through a variety of investments, direct or indirect, which may affect the amount, timing and character of distributions to shareholders. The means by which a fund seeks exposure to commodities, both directly and indirectly, including through derivatives, is limited by the fund’s intention to qualify as a RIC under the Code. Income and gains from direct commodity investments and certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which a fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the fund level.

High Yield Obligations

Some funds may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

For funds investing in high yield obligations, a portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Mortgage-Related Securities

A fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund’s income (including income allocated to the fund from a real estate investment trust or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign person, as defined below, will not qualify for any reduction in U.S. federal withholding tax.

Passive Foreign Investment Companies

Equity investments by a fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the fund to a U.S. federal income tax or other charges (including interest charges) on the distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC. This tax cannot be eliminated by making distributions to fund shareholders. However, a fund may make an election to avoid the imposition of that tax. For example, the fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a fund may incur the tax and interest charges described above in some instances.

Tax-Exempt Shareholders

Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if its fund shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a fund exceeds the fund’s investment company taxable income (after taking into account deductions for dividends paid by the fund). In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or TMPs. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then a fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. The funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a fund.

Foreign Shareholders

Absent a specific statutory exemption, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Distributions properly designated as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

Effective for taxable years of the funds beginning before January 1, 2014, the funds generally were not required to withhold any amounts with respect to properly designated distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the funds in a written notice to shareholders. The exemption from withholding for interest-related dividends and short-term capital gain dividends will expire for distributions with respect to taxable years beginning on or after January 1, 2014, unlessenacts legislation providing otherwise.

Each fund was permitted to, depending on the circumstances, make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares that is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. Foreign investors in a fund should consult their tax advisers in this regard.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in the funds should consult their tax advisers regarding these certification requirements.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

The funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to properly furnish a fund with a correct taxpayer identification number (“TIN”), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Foreign investors in a fund should consult their tax advisers in this regard.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a fund by vote or value could be required to report annually their “financial interest” in a fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder: on dividends, including Capital Gain Dividends and the proceeds of the sale, redemption or exchange of fund shares. If a payment by a fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends); depending on the nature of the distribution, such withholding would begin as early as January 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Taxation

The foregoing discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The foregoing discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situations and the possible application of foreign, state and local tax laws.

Other Information

Western Asset Funds, Inc. was incorporated in Maryland on May 16, 1990. Prior to May 31, 2001, Western Asset Funds, Inc. was known as “LM Institutional Fund Advisors I, Inc.” and prior to May 29, 1998, was known as “Western Asset Trust, Inc.” Each fund is an open-end, diversified management investment company, except for Western Asset Global Government Bond Fund and Western Asset Global Multi-Sector Fund, which are non-diversified companies. The Directors of Western Asset Funds, Inc. may, without shareholder approval, create, in addition to the funds, other series of shares representing separate investment funds. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the Directors may determine. Establishment and offering of additional funds or classes of shares of a fund will not alter the rights of the Corporation’s shareholders. Western Asset Funds, Inc. is authorized to issue a total of 37.2 billion shares of common stock at par value $0.001. Each share has one vote, with fractional shares voting proportionally. Voting on matters pertinent only to a particular fund, such as the adoption of an investment advisory contract for that fund, is limited to that fund’s shareholders. Shares of all classes of a fund will vote together as a single class except when otherwise required by law or as determined by the Directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if a fund were liquidated, would receive the net assets of that fund. Voting rights are not cumulative, and all shares of the funds are fully paid, redeemable and nonassessable and have no conversion rights. Shares do not have preemptive rights or subscription rights.

Although no fund intends to hold annual shareholder meetings, it will hold a special meeting of shareholders when the 1940 Act requires a shareholder vote on certain matters (including the election of Directors or approval of an advisory contract) in certain cases.

Prior to May 21, 1998, the Western Asset Core Portfolio was known as the Core Portfolio and the Western Asset Intermediate Portfolio was known as the Intermediate Portfolio. Prior to August 1, 2003, the Western Asset Core Bond Portfolio was known as the Western Asset Core Portfolio; the Western Asset Core Plus Bond Portfolio was known as the Western Asset Core Plus Portfolio; the Western Asset Intermediate Bond Portfolio was known as the Western Asset Intermediate Portfolio; the Western Asset Non-U.S. Opportunity Bond Portfolio was known as the Western Asset Non-U.S. Fixed Income Portfolio; and the Western Asset Inflation Indexed Plus Bond Portfolio was known as the Western Asset Inflation Indexed Bond Portfolio. Prior to June 9, 2011 the Western Asset Global Multi-Sector Portfolio was known as the Western Asset Global Strategic Income Portfolio. Prior to September 14, 2011 the Western Asset Total Return Unconstrained Portfolio was known as the Western Asset Absolute Return Portfolio. Prior to May 1, 2012, the Western Asset Core Bond Fund was known as the Western Asset Core Bond Portfolio, the Western Asset Core Plus Bond Fund was known as the Western Asset Core Plus Bond Portfolio, the Western Asset Enhanced Equity Fund was known as the Western Asset Enhanced Equity Portfolio, the Western Asset Global Multi-Sector Fund was known as the Western Asset Global Multi-Sector Portfolio, the Western Asset High Yield Fund was known as the Western Asset High Yield Portfolio, the

Western Asset Intermediate Bond Fund was known as the Western Asset Intermediate Bond Portfolio, the Western Asset Inflation Indexed Plus Bond Fund was known as the Western Asset Inflation Indexed Bond Portfolio, the Western Asset Limited Duration Bond Fund was known as the Western Asset Limited Duration Bond Portfolio, the Western Asset Non-U.S. Opportunity Bond Fund was known as the Western Asset Non-U.S. Opportunity Bond Portfolio and the Western Asset Total Return Unconstrained Fund was known as the Western Asset Total Return Unconstrained Portfolio. Prior to August 1, 2012, the Western Asset Global Government Bond Fund was known as the Western Asset Non-U.S. Opportunity Bond Fund.

Custodian, Transfer Agent and Dividend-Disbursing Agent

State Street Bank and Trust Company (“State Street”), P.O. Box 1790, Boston, MA 02105, serves as custodian of the Corporation’s assets. As such, State Street holds in safekeeping certificated securities and cash belonging to the Corporation and, in such capacity, is the registered owner of securities in book-entry form belonging to the Corporation. Upon instruction, State Street receives and delivers cash and securities of the Corporation in connection with fund transactions and collects all dividends and other distributions made with respect to a fund’s securities. State Street also maintains certain accounts and records of the Corporation. State Street also calculates the total net asset value, total net income and net asset value per share of each fund on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for all funds of the Corporation.

Boston Financial Data Services, Inc., P.O. Box 953, Quincy, MA 02171, serves as transfer and dividend-disbursing agent and administrator of various shareholder services pursuant to a delegation of such duties from State Street. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The Corporation reserves the right, upon 60 days’ written notice, to make other charges to investors to cover administrative costs. The Manager is responsible for the payment of any transfer agency fees in excess of 0.25% of the average daily net assets of a fund’s class of shares.

Independent Registered Public Accounting Firm

The financial statements and financial highlights for each fund of the Corporation incorporated by reference in this SAI by reference to the Annual Report for the fiscal year ended December 31, 2012 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, 100 E. Pratt Street, Suite 1900, Baltimore, MD 21202, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Legal Counsel

Ropes & Gray LLP, New York, New York, serves as legal counsel to the Corporation.

Appendix A: Ratings of Securities

Description of Moody’s Investors Service, Inc. (“Moody’s”) Ratings:

Long-Term Debt Ratings

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Prime-1—Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

Prime-3—Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

Not Prime—Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s (“S&P”) Ratings:

Long-Term Issue Credit Ratings

AAA—An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated CC is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (–)—The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr—The letters pr indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR Not rated.

Commercial Paper

A-1.—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2.—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory

A-3.—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Appendix B: Proxy Voting Policy

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited, Western Asset Management Company Ltd. and Western Asset Management Company Pte. Ltd.) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Appendix C: Procedures for Shareholders to Submit Nominee Candidates

A Western Asset Funds, Inc. (“Fund”) shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Governance and Nominating Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

C-1